Babson Funds

Semiannual Report

December 31, 2001

Equities
     Enterprise Fund
     Enterprise Fund II
     Growth Fund
     Shadow Stock Fund
     Value Fund
     International Fund
Fixed Income
     Bond Trust
     Money Market Fund
     Tax-Free Income Fund

Babson Funds

Jones & Babson, Inc. Distributors
A Member of the Generali Group

Table of
Contents

Economic Review                                                                        1
Babson Enterprise Fund                                                                 2
Babson Enterprise Fund II                                                              5
Babson Growth Fund                                                                     8
Shadow Stock Fund                                                                     11
Babson Value Fund                                                                     16
Babson-Stewart Ivory
International Fund                                                                    19
Babson Bond Trust                                                                     23
Babson Bond Trust
Portfolio L                                                                           24
Babson Bond Trust
Portfolio S                                                                           28
Babson Money Market Fund                                                              33
Babson Tax-Free Income Fund                                                           36
Statements of Assets
and Liabilities                                                                       40
Statements of Operations                                                              42
Statements of Changes
in Net Assets                                                                         44
Notes to Financial Statements                                                         48
Financial Highlights                                                                  51

The year 2001 will be remembered for many things. First and foremost, for the
September 11 terrorist attacks and the long-term global changes that resulted.
But 2001 may also be remembered as the year that the "New Economy" slipped into recession.

Just a few years ago, the economic picture seemed different. Driven by rapid, unprecedented technological advances, we seemed to be building a New Economy that was outpacing the stodgy Old Economy and producing a new golden era for
America. While there are still some signs of the New Economy, it may not have the sustainability that enthusiasts projected several years ago. We're not giving up on economic growth spurred by technology, but as investors we will remain cautious and mindful of our objectives and the shareholders our Funds represent.

Our strategy is to evaluate our investments for their long-term potential, buy them at reasonable prices, and monitor and re-evaluate each investment on an ongoing basis. This approach has insulated our Funds, to a certain extent, from the whipsaw reactions in the markets. We are not market timers, rather, each
Fund adheres to its stated investment objective, staying true to its style. And, as we compare ourselves with our peer group and other market benchmarks, it appears we have done a reasonable job.

Babson Enterprise, Value, and Shadow Stock Fund had good performance for the
12-months ended December 31, 2001. Each strongly exceeded the returns of their respective benchmarks, the Russell 2000 and S&P 500. Babson Growth and
Enterprise Fund II held their own, while Babson-Stewart Ivory International was our only equity-based Fund that materially underperformed its 12-month benchmark, the MSCI EAFE. The Bond Funds, given the actions by the Fed, did underperform somewhat.

The pages that follow include our Economic Review, a commentary on the details affecting each Fund's performance relative to its benchmark, a Schedule of
Investments, Statements of Operations and Changes in Net Assets, and the
Financial Highlights of each Fund. It's a wealth of information, and a good way to stay current on your Fund and its progress.

Check in with us more often by reading the Babson Report newsletter published on our web site. We include interviews with our portfolio managers and economists, and a Q & A with independent financial advisors as part of our continuing communications for shareholders. The newsletter gives us a chance to let you know the people behind the Funds, and provides articles geared toward helping you manage your own investment portfolio. Archives of current and past copies are also available.

Please call us or visit our web site anytime we can provide our personalized services for you. We appreciate your business, and want to continue to earn it.

Thank you for your support and loyalty.

Sincerely,

/s/ S. Soden
Stephen S. Soden
President

Economic Review

The 2001 easing cycle witnessed 11 rate declines totaling 475 basis points. And despite these massive moves, the Fed has continued to retain their concern over economic weakness. Almost 200 rate cuts were

orchestrated by central banks the world over during 2001. These eases were made in an attempt to avoid both U.S. and worldwide recessions. Despite theses rate declines many countries will still be unable to avoid at least a mild recession.
But these efforts should allow for a platform on which to build a nice recovery sometime during 2002.

This recession environment manifested itself most vividly after the attacks of
September 11th but apparently the foundations of this slowdown were in place much earlier this year. While precipitous drops were witnessed in economic statistics soon after the attacks, many had already turned south prior to this event. After the most recent 25 basis point decline in rates at the December meeting, many market participants are expecting the end of this cycle to materialize very soon. While there may still be one more ease, most economists are now talking about the time when the Fed will need to begin tightening.

The employment landscape has darkened with larger layoffs, higher jobless claims and an increasing unemployment rate. The unemployment rate for December, announced in early January, increased to 5.8% versus a low of 3.9% in October
2000. Expectations still see this rate increasing to the 6-7% range in the first half of 2002. The U.S. Challenger Survey showed a total of almost 2mm announced job cuts during 2001. This was more than triple the year earlier total of only
614k. Housing stayed strong as a result of low rates and auto sales soared for awhile during the fourth quarter led by 0% financing. It has been suggested that much of these recent sales could be at the expense of future sales.

Final third quarter Gross Domestic Product (GDP) released in late December came in at a very weak -1.3%, which was actually slightly worse than recent expectations but better than some earlier predictions. Most economists remain certain that the fourth quarter of 2001 will also experience a GDP decline, expected to be in the -2.0% range. The most recent decline ended the tremendous run of GDP growth that the U.S. has experienced since the first quarter of 1991, the end of the last recession. Two quarters of GDP decline are the textbook definition of a recession. Once fourth quarter numbers are announced it appears fairly certain that the U.S. will reach this threshold. Weakness is expected to remain as 2002 starts, but should subside by the second quarter or at least the second half of the year. Industrial production remains weak although manufacturing and non-manufacturing NAPM, other measures of economic activity, have put in a nice bounce from their recession-type levels of recent months.
Overall, the economic numbers continue to paint an uncertain picture, but they have certainly bounced some from the depressed levels reported after the
September disaster.

Energy prices declined during the fourth quarter as oil prices dropped by $4 a barrel. These declines were the result of a supply glut caused by slowing world economies. An additional element was the success of the war being waged on terrorism in Afghanistan. Led by these energy declines, world inflation does not present a current problem.

2001 is a year many people will never forget, certainly not those directly affected by the terrorist attacks. Death, destruction and the feeling of a loss of safety and control could hamper the subconscious of the country for many months to come. But despite the tragic events of September 11th, the optimistic spirit of the American populace remains steadfast. This "can do" attitude and the patriotic spirit exhibited recently should allow the U.S. to emerge from these dark days even stronger than before.

David L. Babson & Co. Inc.

Babson Enterprise Fund

Small capitalization stocks capped another year of superior performance compared to large cap stocks. The Russell 2000 Index* worked its way into positive territory for the full year with a fourth quarter flurry led by growth stocks, particularly in the high technology sector. Most other indices, such as the
Standard & Poor's 500 Index* and NASDAQ Composite* turned in positive performance in the fourth quarter, but lost ground for the full year.

Babson Enterprise Fund, which produced positive overall returns (price change and reinvested distributions) of almost +30% for the full year 2001, was rewarded throughout most of the year for its disciplined value style, low weighting in high technology stocks, and an increased exposure to financial services companies.

Although our third quarter returns were negative (-6.50%), the Fund still outperformed many of the indexes for that same period. The S&P 500 fell
-14.67% for the three-month period, compared to a -21.07% drop for the Russell
2000.* In the fourth quarter we were delighted to have exhibited the solid returns we did (+13.32%). The prior three quarters had ostensibly favored value stocks, and we took advantage of those market dynamics. When the volatility was introduced and strong growth stock influences reared their heads in the fourth quarter, the Portfolio held its own.

The Fund's average annual compounded total returns for one, five and ten year periods as of December 31, 2001, were 29.50%, 9.66% and 12.76%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Stocks of interest in the Portfolio include Cubic, a defense contractor with businesses in the industrial security and military electronics industries.
Demand for their "smart card" technology and military training equipment has created strong value. Other defense holdings that are benefiting from increased military spending are EDO and Herley. A performer with strong potential upside is Gulf Island Fabrications. A maker and distributor of offshore drilling platforms, Gulf Island has experienced strong and steady demand in an environment when many energy and energy service stocks have produced stagnant performance. America First Mortgage is a mortgage REIT with a yield of more than
11%. The current rate environment has been positive for earnings growth since the company's cost of funds is declining more than the yield on its portfolio of mortgage-backed securities.

While we have increased our exposure to financial services companies significantly this year, we are still underweighted compared to the Russell 2000
Value Index.* We feel that the Index's 30%+ exposure to that sector represents undue risk in Fed influenced markets such as this one. Technology remains an underweighted sector for valuation reasons.

Looking forward, while the level of corporate and consumer debt remains somewhat worrisome and could dampen the rate of growth of the next economic recovery, expansionary monetary policy, lean inventories, and resilient consumer spending should limit the length and the depth of the current recession. The Portfolio continues to have a heavy weighting in industrials and financial service companies that should benefit from the coming recovery.

The following holdings were added to the Fund over the previous six months:

Benihana -- restaurant
Encore Wire -- copper wire
Engineered Support Systems -- military ground support equipment
Intertape Polymer Group -- plastic packaging manufacturing
Lasalle Hotel Properties -- hotel REIT
Lindsay Manufacturing -- irrigation systems
Mercantile Bank -- bank holding company
Movado Group -- watch manufacturer and retailer
Northrim Bank -- Alaska commercial bank
Ultimate Electronics -- electronics retailer
Xanser -- industrial field services

The following were eliminated from the Fund because of weak fundamentals: Cass
Information Systems, Congoleum, Kaman, Ladish, Marsh Supermarkets, Sea
Containers, and Wilson's Leather. Fred's and Engineered Support Systems were sold based on valuations.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

Cubic Corp.                                                                2.89%
Cuno, Inc.                                                                 2.81
Mid-Atlantic Realty Trust                                                  2.69
Kendle International, Inc.                                                 2.58
Gulf Island Fabrication, Inc.                                              2.49
Penford Corp.                                                              2.42
Young Innovations, Inc.                                                    2.40
ESCO Technologies, Inc.                                                    2.36
Allegiant Bancorp, Inc.                                                    2.35
Landauer, Inc.                                                             2.32
Total                                                                     25.31%

Total Securities in Portfolio                                                65

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Enterprise Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 94.79%
BASIC MATERIALS-- 5.90%
           223,900    Intertape Polymer Group, Inc.*                                    $        1,858,370
           241,200    NN, Inc.                                                                   2,689,380
           254,750    Penford Corp.                                                              3,171,637
                                                                                                 7,719,387
CAPITAL GOODS-- 16.37%
            44,780    BNS Co. Cl. A*                                                               101,651
            73,600    Cubic Corp.                                                                3,780,096
           120,400    Cuno, Inc.*                                                                3,672,200
            62,400    EDO Corp.                                                                  1,650,480
           158,800    Encore Wire Corp.*                                                         1,921,480
            56,400    Engineered Support Systems, Inc.                                           1,929,444
             8,243    K-Tron International, Inc.*                                                   86,139
           197,600    Lamson & Sessions Co.*                                                 1,037,400
            77,900    Lindsay Manufacturing Co.                                                  1,507,365
           167,550    LSI Industries, Inc.                                                       2,915,370
            74,600    Terex Corp.*                                                               1,308,484
           182,300    Universal Stainless & Alloy
                          Products, Inc.*                                                        1,513,090
                                                                                                21,423,199
CONSUMER CYCLICAL-- 9.51%
           142,500    Advanced Marketing Services, Inc.                                          2,600,625
           113,200    Fab Industries, Inc.                                                       2,060,240
           223,770    Falcon Products, Inc.                                                      1,510,448
           231,600    Gottschalks, Inc.*                                                           599,844
           107,700    Helen of Troy Ltd.*                                                        1,336,557
            58,000    Lasalle Hotel Properties                                                     680,920
            80,000    Movado Group, Inc.                                                         1,536,000
           108,200    Swiss Army Brands, Inc.*                                                     703,300
            47,300    Ultimate Electronics, Inc.*                                                1,419,000
                                                                                                12,446,934
CONSUMER STAPLES-- 3.58%
             3,200    Benihana, Inc. Cl. A*                                                         48,160
            95,100    J & J Snack Foods Corp.*                                               2,325,195
            92,500    United Natural Foods, Inc.*                                                2,312,500
                                                                                                 4,685,855
ENERGY-- 8.81%
           260,300    Gulf Island Fabrication, Inc.*                                             3,256,353
           153,466    Kaneb Services, Inc.                                                       3,000,260
           380,900    Matrix Service Co.*                                                        2,552,030
            44,700    Petroleum Helicopters, Inc. (non-voting)*                                    878,355
            88,100    Tetra Technologies, Inc.*                                                  1,845,695
                                                                                                11,532,693
FINANCIAL-- 22.71%
           223,900    Allegiant Bancorp, Inc.                                                    3,078,625
           200,000    America First Mortgage Investments, Inc.                                   1,750,000
            86,000    Bank of the Ozarks, Inc.                                                   2,184,400
           124,800    Boston Private Financial Holdings, Inc.                                    2,754,336
           180,117    Capital Corp. of the West*                                                 2,656,726
           137,300    Cobiz, Inc.                                                                1,853,550
            56,500    Hanmi Financial Corp.*                                                       819,250
            93,700    Mercantile Bank Corp.*                                                     1,663,175
           226,600    Mid-Atlantic Realty Trust                                                  3,523,630
            90,400    Northrim Bank                                                              1,290,912
           177,099    Sterling Financial Corp.*                                                  2,576,790
            55,200    Stewart Information Services Corp.*                                        1,090,200
            44,600    UCBH Holdings, Inc.                                                        1,268,424
           188,400    UMPQUA Holdings Corp.                                                      2,543,400
            42,400    Wilshire State Bank*                                                         667,355
                                                                                                29,720,773
HEALTH CARE-- 6.53%
           167,800    Kendle International, Inc.*                                                3,382,848
           100,975    Penwest Pharmaceutical Co.*                                                2,024,549
           121,300    Young Innovations, Inc.*                                                   3,147,735
                                                                                                 8,555,132
MISCELLANEOUS-- 1.19%
            98,900    Alltrista Corp.*                                                           1,552,730

TECHNOLOGY-- 15.54%
           300,700    Ennis Business Forms, Inc.                                                 2,886,720
            89,600    ESCO Technologies, Inc.*                                                   3,090,304
           135,400    Herley Industries, Inc.*                                                   2,301,800
            89,900    Landauer, Inc.                                                             3,043,115
           136,300    MSC Software Corp.*                                                        2,126,280
           106,100    Nashua Corp.*                                                                617,502
           120,400    New England Business Service, Inc.                                         2,305,660
           106,000    Spectrum Control, Inc.*                                                      556,500
            46,000    Titan Corp.*                                                               1,147,700
           563,600    Xanser Corp.*                                                              1,132,836
            71,300    Zygo Corp.*                                                                1,133,670
                                                                                                20,342,087
TRANSPORTATION & SERVICES-- 1.72%
            71,900    ABM Industries, Inc.                                                       2,254,065

UTILITIES-- 2.93%
           112,700    Central Vermont Public Service Co.                                         1,882,090
            83,400    Unitil Corp.                                                               1,951,560
                                                                                                 3,833,650
TOTAL COMMON STOCKS                                                                            124,066,505
(Cost $99,541,902)

FACE AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 5.78%
$        7,570,000    UMB Bank, n.a.,
                          1.00%, due January 2, 2002 (Collateralized by Federal
                          National Mortgage Association Discount Notes, due
                          February 22, 2002 with a value of $7,698,713)                          7,570,000
(Cost $7,570,000)

TOTAL INVESTMENTS-- 100.57%                                                                    131,636,505
(Cost $107,111,902)

Other assets less liabilities-- (0.57%)                                                          (749,293)

TOTAL NET ASSETS-- 100.00%                                                              $      130,887,212

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $24,524,603, which is comprised of unrealized appreciation of $31,522,115 and unrealized depreciation of $6,997,512.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Enterprise Fund II

It was a volatile six months, with stock valuations falling sharply in the third quarter as the combination of a slowing economy and the terrorist attack of
September 11 increased investors' apprehensions about the future. Despite the unprecedented and unpredictable market, Babson Enterprise Fund II outperformed its benchmark during the third quarter ended September 30, 2001. The Fund's total return (price change and reinvested distributions) was -14.20% compared to
-21.07% for the Russell 2000 Index.*

The Fund's average annual compounded total returns for one, five and ten year periods as of December 31, 2001, were 2.73%, 10.15% and 12.42%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In the fourth quarter, valuations came back solidly off their post-9/11 lows.
Improving consumer confidence, continued Federal Reserve easing, and lean inventories spurred investors to look beyond the current economic contraction toward an expected recovery in 2002. Small-cap stocks renewed their leadership of the market in the fourth quarter, and in contrast to much of the rest of the year, growth stocks generally performed better than value stocks in the fourth quarter. And, while the best performing small-cap sectors in the third quarter were the traditionally defensive areas such as consumer staples, financial services and utilities, technology stocks were the strongest performers in the fourth quarter.

At year-end the stock market had climbed back above September 10 levels. The
Christmas selling season turned out to be better than many people expected, and people were on the road traveling again (albeit at a more limited rate). Many economists are expecting the recession, which officially has been labeled as starting last March, to end by the middle of 2002. We believe that over the long-term 2001 will be viewed by many as a buying opportunity in the stock market.

The following positions were added to the Fund in the second half of 2001:

Banner -- Washington-based bank
Exar -- integrated circuits
Intertape Polymer Group -- plastic packaging manufacturer
Lindsay Manufacturing -- irrigation systems
Magnetek -- electrical equipment
MKS Instruments -- instrumental electronics
Movado Group -- watch manufacturer and retailer
Salem Communications -- radio and television broadcasting
Serologicals -- plasma-based human antibodies
Titan -- diversified technology
Too -- specialty apparel retailer
Veeco Instruments -- precision etching systems
Zygo -- high-precision measuring tools

The following were eliminated from the Fund due to deteriorating fundamentals:
Anadigics, CH Energy, and Sea Containers. Information Resources, Parexel
International, Serologicals, and Taubman Centers were sold based on valuations.
Interpublic Group was sold because of valuations and market capitalization.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

BJ's Wholesale Club, Inc.                                                  4.36%
Advo, Inc.                                                                 4.29
Cuno, Inc.                                                                 4.20
Commerce Bancorp, Inc.                                                     3.78
Carlisle Companies, Inc.                                                   3.73
La-Z-Boy, Inc.                                                             3.69
Respironics, Inc.                                                          3.63
Herman Miller, Inc.                                                        3.57
Golden State Bancorp, Inc.                                                 3.09
Elcor Corp.                                                                2.96
Total                                                                     37.30%

Total Securities in Portfolio                                                65

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Enterprise Fund II

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 98.38%
BASIC MATERIALS-- 6.32%
            58,400    Elcor Corp.                                                       $        1,622,936
           106,700    Interface, Inc. Cl. A                                                        598,587
            57,500    Intertape Polymer Group, Inc.*                                               477,250
            40,000    New England Business Service, Inc.                                           766,000
                                                                                                 3,464,773
CAPITAL GOODS-- 18.74%
            53,500    Commscope, Inc.*                                                           1,137,945
            75,500    Cuno, Inc.*                                                                2,302,750
            17,300    Cubic Corp.                                                                  888,528
             8,700    Essex Property Trust, Inc.                                                   429,867
            37,700    Gardner Denver, Inc.*                                                        841,464
            63,500    Gerber Scientific, Inc.                                                      590,550
            82,700    Herman Miller, Inc.                                                        1,956,682
            14,800    Lindsay Manufacturing Co.                                                    286,380
            64,600    Magnetek, Inc.*                                                              582,046
            25,400    Roper Industries, Inc.                                                     1,257,300
                                                                                                10,273,512
CONSUMER CYCLICAL-- 24.82%
            54,700    Advo, Inc.*                                                                2,352,100
            14,000    Ann Taylor Stores Corp.*                                                     490,000
            54,200    BJ's Wholesale Club, Inc.*                                                 2,390,220
            13,100    Chemed Corp.                                                                 444,090
            37,900    Dal-Tile International*                                                      881,175
            45,400    EGL, Inc.*                                                                   633,330
            68,700    Enesco Group, Inc.*                                                          432,810
            56,000    Huffy Corp.*                                                                 358,400
            21,200    Movado Group, Inc.                                                           407,040
            92,800    La-Z-Boy, Inc.                                                             2,024,896
            66,600    Penton Media, Inc.                                                           416,916
           101,100    Stein Mart, Inc.*                                                            845,196
            67,100    Stride Rite Corp.                                                            439,505
            21,300    Too, Inc.*                                                                   585,750
            30,000    Ultimate Electronics, Inc.*                                                  900,000
                                                                                                13,601,428
CONSUMER STAPLES-- 2.13%
            29,800    Alberto-Culver Co. Cl. A                                                   1,164,882

ENERGY-- 3.37%
            99,800    Newpark Resources, Inc.*                                                     788,420
            13,700    Prima Energy Corp.*                                                          297,975
            74,900    Stolt Comex Seaway S.A.*                                                     674,100
            11,700    Usec, Inc.                                                                    83,772
                                                                                                 1,844,267
FINANCIAL-- 21.21%
            15,700    BancFirst Corp.                                                              544,790
            12,700    Banner Corp.                                                                 214,757
           114,908    Cash America International, Inc.                                             976,718
            52,684    Commerce Bancorp, Inc.                                                     2,072,589
             1,800    FNB Corp.                                                                     47,430
            64,800    Golden State Bancorp, Inc.*                                                1,694,520
            30,200    Golden State Bancorp, Inc.
                        Litigation Tracking Warrants                                                35,636
            11,500    Manufactured Home Communities, Inc.                                          358,915
            49,434    New York Community Bancorp                                                 1,130,555
            25,900    Prentiss Properties Trust                                                    710,955
            48,600    SL Green Realty Corp.                                                      1,492,506
            12,400    Stewart Information Services Corp.                                           244,900
            35,300    UCBH Holdings, Inc.                                                        1,003,932
             3,150    White Mountains Insurance Group Ltd.                                       1,096,200
                                                                                                11,624,403
HEALTH      CARE -- 6.46% 40,000 Polymedica Corp.                                                  664,000
           108,575    PSS World Medical, Inc.*                                                     885,972
            57,400    Respironics, Inc.*                                                         1,988,336
                                                                                                 3,538,308
MEDIA & ENTERTAINMENT-- 3.08%
            28,200    Harman International                                                       1,271,820
            18,100    Salem Communications Cl. A*                                                  416,300
                                                                                                 1,688,120
MISCELLANEOUS-- 5.24%
             6,100    Black Hills Corp.                                                            206,424
            55,300    Carlisle Companies, Inc.                                                   2,044,994
            39,900    Kaman Corp. Cl. A                                                            622,440
                                                                                                 2,873,858
TECHNOLOGY-- 4.18%
           21,500     Benchmark Electronics, Inc.*                                                 407,640
           41,100     Cable Design Technologies Corp.*                                             562,248
            15,300    Exar Corp.*                                                                  319,005
             6,900    MKS Instruments, Inc.*                                                       186,507
            20,600    Titan Corp.*                                                                 513,970
             5,200    Veeco Instruments*                                                           187,460
            7,300     Zygo Corp.*                                                                  116,070
                                                                                                 2,292,900
UTILITIES-- 2.83%
            33,600    Energen Corp.                                                                828,240
            19,800    WPS Resources Corp.                                                          723,690
                                                                                                 1,551,930
TOTAL COMMON STOCKS                                                                             53,918,381
(Cost $42,033,795)

FACE AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 1.40%
$          765,000    UMB Bank, n.a.,
                          1.00%, due January 2, 2002 (Collateralized by Federal
                          National Mortgage Association Discount Notes, due
                          January 18, 2002 with a value of $780,312)                               765,000
(Cost $765,000)

TOTAL INVESTMENTS-- 99.78%                                                                      54,683,381
(Cost $42,798,795)

Other assets less liabilities-- 0.22%                                                              122,914

TOTAL NET ASSETS-- 100.00%                                                              $       54,806,295

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $11,884,586, which is comprised of unrealized appreciation of $16,862,403 and unrealized depreciation of $4,977,817.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Growth Fund

Calendar-year 2001 was a "once-in-an-investment-career" event, with most major stock market indexes posting their second consecutive year of negative returns.
Consecutive down years are rare in stock market history, occurring only three times since the end of World War I. The 2000-2001 downturn included many of the problems of prior multiple-down-years: (1) a stock market bubble (in this case driven by the Internet and overly aggressive telecom spending); (2) a global recession impacting all the world's major economies (economies of Europe, Japan and the U.S. all slowing at the same time has not happened in almost 30 years);
(3) political uncertainty both here and abroad; and (4) a military conflict. All four proved to be challenges to the Babson Growth Fund.

It has also been an extremely volatile and tumultuous period in the stock market. In the third calendar quarter, punctuated by the tragic events of
September 11 and the sell-off in the stock market that followed, many stocks hit their 52-week lows. Babson Growth Fund lost -20.46% (price change and reinvested distributions) in the third quarter, compared to a -20.15% drop for the Lipper
Large Cap Growth Fund Average* (884 funds), with most of this weakness occurring in late September.

Groups that got hit the hardest in September, namely technology, consumer cyclical and industrial stocks were those that staged the greatest rally in the fourth quarter. Babson Growth Fund bounced back 13.74% in the fourth quarter, in line with the 14.02% return for the Lipper Large Cap Growth Fund Average* (878 funds). For the year ended December 31, 2001, the Fund declined -20.47%, a good performance on a relative basis, as compared to the -22.95% drop in the Lipper peer group (838 funds).

The Fund's average annual compounded total returns for five and ten year periods as of December 31, 2001, were, 6.90% and 10.34%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In the third quarter we were proactive at anticipating a broader economic slowdown, and made several changes to reflect that view. With the Fed lowering interest rates aggressively we added to our financial weighting with new investments in Washington Mutual and Golden West Financial. We added several new investments in Philip Morris (food, beverage and tobacco), Merck
(pharmaceuticals), First Data Corp. (transaction processing) and Kinder Morgan
(natural gas distribution), all of which have defensive characteristics and stable earnings streams. Offsetting this we reduced the technology weighting in the Fund. We scaled back our investments in the cyclical semiconductor industry and sold several positions that still had earnings risk in the next several quarters.

In the fourth quarter we sold our investment in AOL Time Warner, reflecting concerns over the departure of their chief executive and a prolonged recovery in advertising spending. We invested in Tenet Healthcare, which owns and operates hospitals and other healthcare facilities throughout the country.

While we believe we are still in the midst of a recession, we also feel it is prudent to begin to anticipate the recovery stage of the investment cycle. As a result we are positioned to take advantage of improving market dynamics if and when they occur.

The following positions were added to the Fund in the second half of 2001:

Compuware-- computers/software
Fifth Third Bancorp-- major regional bank
First Data Corp.-- data processing
Golden West Financial-- savings and loan companies
Merck & Co.-- drugs/pharmaceuticals
Philip Morris Cos.-- tobacco
Tenet Healthcare-- hospital management
Washington Mutual-- savings and loan companies

The following were eliminated from the Fund due to slowing demand or spending:
Intel, IBM, Juniper Networks, Microchip Technology, PMC-Sierra, Veritas
Software, and Vitesse Semiconductor.

The following were also sold: AOL Time Warner, due to an unexpected management departure and their potential to downrevise forecasts, Best Buy to take profits in the momentum-driven holiday sales, El Paso, due to California litigation risk, Guidant Corp., due to increased competion in vascular stents, Taiwan
Semiconductor (ADR) because of excess capacity and price pressure, and Odyssey
RE Holdings.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

Federal Home Loan Mortgage Corp.                                           4.85%
Pfizer, Inc.                                                               4.63
Kinder Morgan, Inc.                                                        4.34
Citigroup, Inc.                                                            4.12
Liberty Media Corp. Cl. A                                                  3.84
American International Group, Inc.                                         3.83
Exxon Mobil Corp.                                                          3.49
Medtronic, Inc.                                                            3.48
Microsoft Corp.                                                            3.00
Symantec Corp.                                                             2.89
Total                                                                     38.47%

Total Securities in Portfolio                                                49

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Growth Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 97.87%

CAPITAL GOODS-- 1.85%
           134,600    General Electric Co.                                              $        5,394,768

CONSUMER CYCLICAL-- 2.26%
           129,600    Home Depot, Inc.                                                           6,610,896

CONSUMER STAPLES-- 5.41%
            86,700    Anheuser-Busch Cos., Inc.                                                  3,919,707
           133,600    Gillette Co.                                                               4,462,240
            53,400    PepsiCo, Inc.                                                              2,600,046
           105,300    Philip Morris Cos.                                                         4,828,005
                                                                                                15,809,998
ENERGY-- 5.34%
            94,800    Anadarko Petroleum Corp.                                                   5,389,380
           259,274    Exxon Mobil Corp.                                                         10,189,468
                                                                                                15,578,848
FINANCIAL-- 26.07%
           140,718    American International Group, Inc.                                        11,173,009
           238,166    Citigroup, Inc.                                                           12,022,620
           216,700    Federal Home Loan Mortgage Corp.                                          14,172,180
            92,200    Fifth Third Bancorp                                                        5,677,676
           157,350    Fiserv, Inc.*                                                              6,659,052
            46,200    Golden West Financial Corp.                                                2,718,870
            72,600    Lehman Brothers Holdings, Inc.                                             4,849,680
            53,400    Merrill Lynch & Co.                                                    2,783,208
            61,900    Morgan Stanley Dean Witter & Co.                                       3,462,686
           236,918    Paychex, Inc.                                                              8,301,607
           132,100    Washington Mutual, Inc.                                                    4,319,670
                                                                                                76,140,258
HEALTH CARE-- 17.60%
           103,200    American Home Products Corp.                                               6,332,352
           107,600    Bristol-Myers Squibb Co.                                                   5,487,600
            94,600    Johnson & Johnson                                                      5,590,860
           198,500    Medtronic, Inc.                                                           10,165,185
            83,400    Merck & Co., Inc.                                                      4,903,920
           339,000    Pfizer, Inc.                                                              13,509,150
            64,818    Pharmacia Corp.                                                            2,764,488
            44,800    Tenet Healthcare Corp.*                                                    2,630,656
                                                                                                51,384,211
MEDIA & ENTERTAINMENT-- 8.77%
           117,000    Clear Channel Communications, Inc.*                                        5,956,470
           108,400    Comcast Corp.*                                                             3,902,400
           108,300    Cox Communications, Inc.*                                                  4,538,853
           800,100    Liberty Media Corp. Cl. A*                                                11,201,400
                                                                                                25,599,123
TECHNOLOGY-- 25.14%
           152,500    Adobe Systems, Inc.                                                        4,735,125
           146,900    Analog Devices, Inc.*                                                      6,520,891
         1,805,800    Ascential Software Corp.*                                                  7,313,490
           123,900    Automatic Data Processing, Inc.                                            7,297,710
           208,800    Cisco Systems, Inc.*                                                       3,781,368
           398,600    Compuware*                                                                 4,699,494
           195,700    EMC Corp.*                                                                 2,630,208
            67,900    Flextronics International Ltd.*                                            1,628,921
            38,900    First Data Corp.                                                           3,051,705
           153,200    Linear Technology Corp.                                                    5,980,928
           132,200    Microsoft Corp.*                                                           8,760,894
           113,400    Nokia Corp.                                                                2,781,702
           144,900    Oracle Corp.*                                                              2,001,069
           307,000    Sun Microsystems, Inc.*                                                    3,788,380
           127,400    Symantec Corp.*                                                            8,450,442
                                                                                                73,422,327
TELECOMMUNICATIONS SERVICES-- 1.09%
           224,300    Qwest Communications International                                         3,169,359

UTILITIES-- 4.34%
           227,600    Kinder Morgan, Inc.                                                       12,675,044

TOTAL COMMON STOCKS                                                                            285,784,832
(Cost $246,697,371)

SHARES                EXPIRATION DATE/EXERCISE PRICE                                          MARKET VALUE

CALL OPTIONS PURCHASED-- 2.11%
                      United States Dollar
         2,550,000        Aug 02 / .010                                                          6,176,100
(Cost $5,049,255)

TOTAL INVESTMENTS-- 99.98%                                                                     291,960,932
(Cost $251,746,626)

Other assets less liabilities-- 0.02%                                                               59,240

TOTAL NET ASSETS-- 100.00%                                                              $      292,020,172

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $40,214,306, which is comprised of unrealized appreciation of $78,109,124 and unrealized depreciation of $37,894,818.

*Non-income producing security

See accompanying Notes to Financial Statements.

Shadow Stock Fund

Shadow Stock Fund had a very strong year. Small-cap, and particularly micro-cap value, was the strongest performing sector of the market. All major stock averages suffered declines in 2001: the Dow Industrials* fell -5.43%; the
Standard & Poor's 500* dropped -11.88%; and the NASDAQ Composite* declined
-21.05%. The small-cap Russell 2000 Index*, however, scraped together a 1% rise.
Shadow Stock Fund's performance of 22.64% for the 12 months ended December 31,
2001 exceeded its benchmarks by significant margins. Shadow Stock Fund `s overweighting and superior stock performance in consumer discretionary, consumer staples, and industrials sectors propelled results. These three economic sectors make up over 50% of the Portfolio.

The Fund's average annual compounded total returns for five and ten year periods as of December 31, 2001, were, 12.47% and 13.34%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Specific risks or rewards attributable to individual holdings have been relatively muted for most of the year. Because small companies usually have higher risk than large companies when considered individually, the Fund attempts to control the individual company risk by owning a large number of holdings
(currently 216), resulting in a diversified portfolio that carries considerably lower risk than the stock market. As a result, no single stock considerably helps or hurts the Fund.

We continue to look for market leaders with positive catalysts such as strong leadership, friendly shareholder policies, and good merger characteristics. We have continued to trim or sell holdings as they have become overbought based on our screening process, have failed to meet expectations of the original signals, or when operating margins have deteriorated.

Going forward, the Fund continues to be positioned for strong relative valuations within the small-cap sector of the market. If smaller continues to be better in terms of market returns, 2002 should be another rewarding year.

The following positions were added to the Fund in the second half of 2001:
Advance Auto Parts, specialty retail, Audiovox, telecommunications,
Communications Systems, telecommunications, First Cash, finance/rental/leasing,
GTSI, electronic distributors, Isle of Capri, casinos, Keane, computer services,
Keith Industries, engineering and construction, Mesaba Holdings, airlines,
Modtech Holdings, engineering and construction, MSCI, electronics distributors,
Nam Tai Electronics, office equipment/ supplies, Nu Horizons Electric, electronics distributors, Overland Data, computer peripherals, Peak
International, container/packing, Pinnacle Entertainment, casinos, Resource
America, oil and gas production, Rofin-Sinar Technologies, industrial machinery,
Torch Energy Royalty Trust, miscellaneous, Universal Stainless, real estate development, and Wilsons Leather, apparel/footwear retail.

The following were eliminated because of a tender offer or acquisition: Atrion,
Bangor Hydro-Electric, Discount Auto Parts, Metro Information, Motor Cargo
Industries, and PrimeSource.

The following were eliminated due to high price/book ratios: FTI
Consulting, and Kaneb Services.

The following were eliminated because their price fell below the Fund's target range: Arguss Communications, Carecentric, Data Research Associates, Franklin
Electronic Publishers, Gottschalks, Intermagnetics, NCI Building Systems, Penn
Treaty American, Programming & Systems, Resortquest Intl., Uno Restaurant,
and Workflow Management.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

CEF I Shares Russell 2000 Value                                            4.54%
URS Corp.                                                                  1.63
EDO Corp.                                                                  1.47
DRS Technologies, Inc.                                                     1.32
Semitool, Inc.                                                             1.24
M/I Schottenstein Homes, Inc.                                              1.18
Midland Co.                                                                1.17
SCPIE Holdings, Inc.                                                       1.17
Sanderson Farms, Inc.                                                      1.15
Associated Materials                                                       1.12
Total                                                                     15.99%

Total Securities in Portfolio                                               216

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Shadow Stock Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 92.17%
BASIC MATERIALS-- 3.19%
            14,101    Aceto Corp.                                                        $         146,650
            15,200    American Pacific Corp.*                                                      127,376
             5,500    American Vanguard Corp.                                                      100,100
            16,600    Fibermark, Inc.*                                                              94,952
            15,800    Northwest Pipe Co.*                                                          258,330
            17,000    Pitt-Des Moines, Inc.                                                        527,000
            26,700    Roanoke Electric Steel Corp.                                                 368,460
             2,200    Vulcan International Corp.                                                    88,550
            32,000    Wolverine Tube, Inc.*                                                        363,200
                                                                                                 2,074,618
CAPITAL GOODS-- 18.62%
             9,000    Airlease Ltd.                                                                 58,590
             7,300    American Biltrite, Inc.                                                      103,076
            21,000    American Technical Ceramics Corp.*                                           215,880
            19,400    Associated Materials                                                         728,470
             7,500    Badger Meter, Inc.                                                           168,225
             4,480    Baltek Corp.*                                                                 33,219
            31,000    Building Materials Holding Corp.*                                            336,350
            27,800    Cascade Corp.*                                                               333,878
             1,800    Chicago Rivet & Machine Co.                                               40,500
            12,700    CPAC, Inc.                                                                    93,853
            32,000    Circor International, Inc.                                                   590,400
            30,000    Compx International, Inc.                                                    389,100
            24,000    DRS Technologies, Inc.*                                                      855,600
             7,800    Eastern (The) Co.                                                             93,678
             7,315    Ecology and Environment, Inc. Cl. A                                           66,274
            36,000    EDO Corp.                                                                    952,200
             4,140    Eimo Oyj*                                                                     74,106
            36,800    Encore Wire Corp.*                                                           445,280
            13,600    Gehl Co.*                                                                    202,640
             3,150    Graham Corp.*                                                                 38,430
            21,750    Hardinge, Inc.                                                               207,713
            18,000    Hunt Corp.                                                                   138,600
             9,807    Knape & Vogt Manufacturing Co.                                           128,962
            15,400    M/I Schottenstein Homes, Inc.                                                766,458
            14,000    Meritage Corp.*                                                              718,200
            21,300    Mestek, Inc.*                                                                503,745
            14,112    Met-Pro Corp.*                                                               184,867
            29,000    Newmark Homes Corp.                                                          418,760
             9,300    Nobility Homes, Inc.*                                                         79,089
             9,000    Noland Co.                                                                   262,170
             3,000    Oilgear Co.                                                                   25,500
             5,000    P & F Industries Cl. A*                                                   35,800
            10,600    Puerto Rican Cement Co., Inc.                                                200,340
             4,600    Quipp, Inc.*                                                                  63,480
            70,000    Semitool, Inc.*                                                              803,600
            11,000    Sifco Industries*                                                             61,270
            10,300    Summa Industries*                                                             83,945
            38,700    URS Corp.*                                                                 1,060,767
            27,000    William Lyon Homes, Inc.*                                                    411,750
            15,000    Universal Stainless & Alloy*                                             124,500
                                                                                                12,099,265
CONSUMER CYCLICAL-- 17.33%
            17,900    AC Moore Arts & Crafts, Inc.*                                            528,050
            12,800    Ag Services of America, Inc.*                                                140,800
             8,504    Advance Auto Parts*                                                          423,074
             2,800    Allen Organ Co. Cl. B                                                         87,080
            60,000    Applica, Inc.*                                                               540,600
            34,000    Ashworth, Inc.*                                                              268,260
             8,000    Black Hawk Gaming &
                          Development, Inc.*                                                        88,720
            12,127    Bowl America, Inc. Cl. A                                                     133,458
            73,000    CSK Auto Corp.*                                                              726,350
            18,700    Coastcast Corp.*                                                              95,931
            41,000    Cole National Corp.*                                                         678,550
            34,000    Consolidated Graphics, Inc.*                                                 654,500
            33,000    Department 56, Inc.*                                                         283,800
             9,500    Duckwall-Alco Stores, Inc.*                                                   94,050
            16,500    Ellis (Perry) International, Inc.*                                           156,750
             9,300    ELXSI Corp.*                                                                  70,866
            12,600    Edelbrock Corp.                                                              127,008
             2,125    Federal Screw Works                                                           74,917
            19,000    Gart Sports Co.*                                                             399,000
            42,000    Isle of Capri*                                                               561,960
            7,600     Liberty Homes, Inc. Cl. A                                                     41,496
            21,500    Maxwell Shoe, Inc. Cl. A*                                                    303,150
             5,000    Max & Erma's Restaurants, Inc.*                                           62,650
            50,000    Mesaba Holdings*                                                             356,000
            22,000    National R.V. Holdings, Inc.*                                                215,600
            31,900    Navigant International, Inc.*                                                365,255
            38,400    Quaker Fabric Corp.*                                                         319,104
            23,700    Rex Stores Corp.*                                                            664,074
            10,100    Rocky Shoes & Boots, Inc.*                                                58,277
            11,300    S & K Famous Brands, Inc.*                                               101,926
            12,000    Sport Chalet, Inc.*                                                          114,000
            22,000    Steinway Musical Instruments, Inc.*                                          365,420
            14,000    Swiss Army Brands, Inc.*                                                      91,000
            40,000    Syms Corp.*                                                                  227,200
            38,600    Tarrant Apparel Group*                                                       211,528
             7,800    Weyco Group, Inc.                                                            197,730
            34,000    Whitehall Jewelers, Inc.*                                                    373,660
            42,000    Wilsons The Leather Experts, Inc.*                                           479,220
            34,000    II-VI, Inc.*                                                                 585,820
                                                                                                11,266,834
CONSUMER STAPLES-- 6.50%
            55,000    Audiovox Corp.*                                                              410,300
             9,300    Cagle's, Inc. Cl. A*                                                          57,660
            26,000    Chalone Wine Group Ltd.*                                                     252,174
            31,400    Dave and Busters, Inc.*                                                      197,192
             1,700    Foodarama Supermarkets, Inc.*                                                 68,850
             3,200    Genesee Corp. Cl. B*                                                          61,120
            52,000    Ingles Markets, Inc. Cl. A                                                   621,400
            17,425    Marsh Supermarkets, Inc. Cl. A                                               257,890
            28,125    Marsh Supermarkets, Inc. Cl. B                                               388,125
             6,100    Minuteman International, Inc.                                                 51,606
            35,050    Sanderson Farms, Inc.                                                        748,318
            40,000    Spartan Stores, Inc.*                                                        478,400
            26,000    Standard Commercial Corp.                                                    429,000
            23,000    Water Pik Technologies, Inc.*                                                199,870
                                                                                                 4,221,905
ENERGY-- 3.38%
            10,300    Adams Resources & Energy, Inc.                                            80,340
             9,100    Maynard Oil Co.*                                                             177,292
            37,000    Key Production, Inc.*                                                        629,000
            21,120    Marine Products Corp.                                                         93,984
            10,600    Petroleum Helicopters, Inc.*                                                 212,000
             4,500    RGC Resources, Inc.                                                           90,045
            35,200    RPC, Inc.                                                                    621,280
            22,000    Resource America, Inc. Cl. A                                                 205,480
            15,000    Torch Energy Royalty Trust                                                    90,450
                                                                                                 2,199,871
FINANCIAL-- 12.55%
            19,700    Aegis Realty, Inc.                                                           220,443
            47,000    America First Mortgage
                          Investments, Inc.                                                        411,250
             7,590    American Business Financial
                          Services, Inc.                                                           137,834
            10,500    BancInsurance Corp.*                                                          51,975
             7,300    Brantley Capital Corp.                                                        79,497
            29,000    California First National Bancorp                                            331,325
            29,000    Capitol Transamerica Corp.                                                   477,050
            15,452    Cotton States Life and Health
                          Insurance Co.                                                            148,339
             6,000    DeWolfe Companies, Inc.*                                                      65,700
            33,000    DVI, Inc.*                                                                   567,600
            14,000    Donegal Group, Inc. Cl. A                                                    145,740
             7,000    Donegal Group, Inc. Cl. B                                                     74,200
            20,000    EMC Insurance Group, Inc.                                                    343,000
            21,520    First Albany Companies, Inc.                                                 131,272
            12,000    First Cash, Inc.*                                                             81,600
            19,800    Hoenig Group, Inc.*                                                          207,504
             9,000    Interstate National Dealer Services, Inc.*                                    44,100
             5,300    Investors Title Co.                                                           81,832
            13,000    Matrix Bancorp, Inc.*                                                        136,500
             5,000    Merchants Group, Inc.                                                        114,875
             2,250    MFC Development Corp.*                                                         5,625
            33,000    Microfinancial, Inc.                                                         338,250
            17,400    Midland Co.                                                                  762,120
             3,900    National Security Group, Inc.                                                 55,380
             6,000    National Western Life Insurance Co.*                                         667,200
            28,900    PMC Capital, Inc.                                                            204,901
            16,500    Penn-America Group, Inc.                                                     174,075
            28,500    PXRE Corp.                                                                   502,740
            26,000    Scpie Holdings, Inc.                                                         760,500
            19,100    Sizeler Property Investors, Inc.                                             172,282
            30,000    Stewart Information Services Corp.*                                          592,500
             4,600    Ziegler (The) Companies, Inc.                                                 69,000
                                                                                                 8,156,209
HEALTH CARE-- 0.83%
             2,368    Carecentric, Inc.*                                                             1,421
             6,100    Kewaunee Scientific Corp.                                                     51,545
            26,250    Merit Medical Systems, Inc.*                                                 490,350
                                                                                                   543,316
MEDIA & ENTERTAINMENT-- 0.69%
            10,000    Communications Systems, Inc.                                                  75,400
            62,000    Pinnacle Entertainment, Inc.*                                                373,860
                                                                                                   449,260
MISCELLANEOUS-- 8.41%
            18,400    Andersons, Inc.                                                              184,000
            16,010    Astronics Corp. Cl. A*                                                       181,233
             5,115    Astronics Corp. Cl. B*                                                        56,777
            19,800    Baker (Michael) Corp.*                                                       300,960
            23,000    CEF I Shares Russell 2000 Value                                            2,953,200
             9,000    Childtime Learning Centers, Inc.*                                             51,750
            21,000    Cornell Companies, Inc.*                                                     370,650
            14,800    Exponent, Inc.*                                                              182,040
            20,000    GTSI Corp.*                                                                  189,400
            18,000    Keith Companies, Inc.*                                                       183,225
             4,500    McRae Industries, Inc. Cl. A                                                  24,525
            15,400    Navigators Group, Inc.*                                                      307,615
            14,300    Nobel Learning Communities, Inc.*                                             88,803
            13,800    SL Industries, Inc.*                                                          80,730
             2,700    Scope Industries                                                             151,200
            12,000    Sun Hydraulics Corp.                                                          91,800
             7,700    United States Lime & Minerals, Inc.                                       43,582
             3,350    VSE Corp.                                                                     24,790
                                                                                                 5,466,280
TECHNOLOGY-- 9.08%
            13,000    American Science & Engineering, Inc.*                                    263,250
             8,600    Ault, Inc.*                                                                   35,260
            41,000    Bell Microproducts, Inc.*                                                    517,420
            19,900    Ceradyne, Inc.*                                                              224,273
            22,000    Dataram Corp.*                                                               183,700
            19,200    Del Global Technologies Corp.*                                                49,920
            18,300    Diodes, Inc.*                                                                121,695
            42,000    Ennis Business Forms, Inc.                                                   403,200
             2,250    FRMO Corp.*                                                                    1,485
            13,920    Keane Industries*                                                            250,978
            22,000    MSCI, Inc.*                                                                  515,900
            33,000    Modtech Holdings, Inc.*                                                      272,250
            13,000    Nam Tai Electronics, Inc.                                                    215,540
            40,000    Nu Horizons Electric Corp.*                                                  411,200
            24,400    Ontrack Data International, Inc.*                                            165,676
             8,000    Opticnet, Inc.                                                                    80
            26,000    Overland Data, Inc.*                                                         213,200
            32,000    Peak International Ltd.*                                                     240,000
             6,400    Penn Engineering & Manufacturing
                          Corp. (voting)                                                           107,200
            23,800    Penn Engineering & Manufacturing
                          Corp. (non-voting)                                                       398,650
            26,000    Powell Industries, Inc.*                                                     488,020
             8,900    Prophet 21, Inc.*                                                             89,000
            15,000    Rofin-Sinar Technologies, Inc.*                                              150,000
            59,000    Stoneridge, Inc.*                                                            536,900
             8,760    Video Display Corp.*                                                          46,428
                                                                                                 5,901,225
TELECOMMUNICATIONS SERVICES-- 0.73%
            61,950    Symmetricom, Inc.*                                                           471,439

TRANSPORTATION & SERVICES -- 2.26% 23,000 Amtran, Inc.*                                        343,850
            12,000    International Shipholding Corp.                                               76,680
            14,000    Maritrans, Inc.                                                              167,580
             9,000    Marten Transport, Ltd.*                                                      156,780
            15,500    Old Dominion Freight Line, Inc.*                                             196,540
            18,100    Pam Transportation Services, Inc.*                                           229,508
            20,200    Transport Corporation of America, Inc.*                                      111,100
            17,000    USA Truck, Inc.*                                                             186,150
                                                                                                 1,468,188
UTILITIES-- 8.60%
            20,000    American States Water Co.                                                    699,000
             4,554    California Water Service Group                                               117,266
            26,900    Cascade Natural Gas Corp.                                                    593,145
            12,700    Chesapeake Utilities Corp.                                                   251,460
            19,500    Connecticut Water Service, Inc.                                              576,615
             4,000    Delta Natural Gas Company, Inc.                                               80,800
            9,000     Energy South, Inc.                                                           216,450
             6,000    Florida Public Utilities Co.                                                 103,380
            13,500    Green Mountain Power Corp.                                                   251,775
             3,900    Maine Public Service Co.                                                     116,025
            12,200    Middlesex Water Co.                                                          413,824
            27,000    NUI Holding Co.                                                              639,900
             4,800    SJW Corp.                                                                    409,392
            17,200    South Jersey Industries, Inc.                                                560,720
            20,525    Southwest Water Co.                                                          289,813
            11,476    Unitil Corp.                                                                 268,538
                                                                                                 5,588,103

TOTAL COMMON STOCKS                                                                             59,906,513
(Cost $46,502,048)

FACE AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 6.74%
$        4,380,000    UMB Bank, n.a.,
                          1.00%, due January 2, 2002 (Collateralized by Federal
                          National Mortgage Association Discount Notes, due
                          February 22, 2002 with a value of $4,454,951)                          4,380,000
(Cost $4,380,000)

TOTAL INVESTMENTS-- 98.91%                                                                      64,286,513
(Cost $50,882,048)

Other assets less liabilities-- 1.09%                                                              709,623

TOTAL NET ASSETS-- 100.00%                                                              $       64,996,136

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $13,404,465, which is comprised of unrealized appreciation of $17,147,741 and unrealized depreciation of $3,743,276.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Value Fund

Many stocks hit their 52-week lows at the end of the third quarter in the sell-off following the events of September 11. Sectors most negatively affected in September -- technology, consumer cyclical, and industrials --

were those that staged the greatest rally in the fourth quarter. The technology sector alone jumped 34% in the quarter. (It should be noted that many of these advances occurred without meaningful improvement in technology spending patterns or end-market demand.) Sectors in the market that proved to be defensive in the
September sell-off -- healthcare and consumer staples -- experienced very little of the rally in the fourth quarter.

Although the fourth quarter favored growth stocks, 2001 was another "value year", with the Russell 1000 Value* returning -5.59% while the Russell 1000
Growth* was down -20.42%. Babson Value Fund finished the year down -3.16% (price change and reinvested distributions), ahead of all relevant value benchmarks.
Its results also easily outpaced the Standard & Poor's 500* -11.88%, the Dow
Industrials* -5.43% and the NASDAQ Composite* -21.05%. Contributing to the
success of Babson Value Fund in 2001 were its holdings in student loan companies
(Student Loan Corp. and USA Education), healthcare (Tenet Healthcare and
UnitedHealth Group), forest products (Weyerhaeuser and its takeover target
Willamette), rails (Union Pacific and Burlington Northern), and technology (IBM and Apple).

The Fund's average annual compounded total returns for five and ten year periods as of December 31, 2001, were 7.46% and 12.91%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Babson Value Fund will continue its relatively conservative investment stance, with overweightings in consumer staples, for example, and investments in companies with solid earnings prospects. Although we believe we are still in the midst of a recession, we also feel it is prudent to begin to anticipate the recovery stage of the investment cycle.

The recovery stage is typically accompanied by: (1) an end to Fed easing; (2) a slowing rate of decline in economic growth; (3) a financial system filled with liquidity; (4) an easing in corporate profit pressure; (5) a recovery in the stock market; and (6) a clear indication that economically sensitive stocks
(technology, industrials and consumer cyclicals) are outperforming recession-resistant groups in the market (healthcare and consumer staples).

In the meantime we encourage you to be patient and continue to focus on your long-term investment horizon.

The following positions were added to the Fund in the second half of 2001:
Compuware, computer software, Rite-Aid, drug stores, Rockwell Collins, avionics/communication electronics, USX-Marathon Group, integrated domestic oil, and Wachovia, regional bank.

The following were eliminated from the Fund due to tax-loss selling:
Eastman Kodak, Potlatch, Rockwell International, USX-U.S. Steel Group,
and Wachovia.

The following were also sold: Burlington Northern, to consolidate railroad position, Harcourt General, because of takeover, KLM, to eliminate a minor position, and Martin Marietta Materials, due to valuations.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

Tenet Healthcare Corp.                                                     3.90%
Student Loan Corp.                                                         3.64
International Business Machines Corp.                                      3.60
USA Education, Inc.                                                        3.34
Weyerhaeuser Co.                                                           3.31
Duke Energy Corp.                                                          3.26
Citigroup, Inc.                                                            3.15
Sempra Energy Corp.                                                        3.05
Lockheed Martin Corp.                                                      3.01
Wells Fargo & Co.                                                      2.99
Total                                                                     33.25%

Total Securities in Portfolio                                                40

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Value Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 91.66%
BASIC MATERIALS-- 6.89%
           239,000    duPont (E.I.) deNemours & Co.                                 $       10,159,890
           264,500    Weyerhaeuser Co.                                                          14,304,160
           102,900    Willamette Industries, Inc.                                                5,363,148
                                                                                                29,827,198
CAPITAL GOODS-- 7.41%
           186,300    Boeing Co.                                                                 7,224,714
           202,100    Hanson PLC, ADR                                                            6,794,602
           279,172    Lockheed Martin Corp.                                                     13,028,957
           257,200    Rockwell Collins                                                           5,015,400

32,063,673
CONSUMER CYCLICAL-- 6.88%
           107,000    General Motors Corp.                                                       5,200,200
           491,400    Limited, Inc.                                                              7,233,408
           404,600    McDonald's Corp.                                                          10,709,762
         1,310,800    Rite Aid Corp.*                                                            6,632,648
                                                                                                29,776,018
CONSUMER STAPLES-- 12.60%
           319,200    Albertson's, Inc.                                                         10,051,608
           244,700    Diageo PLC, ADR                                                           11,322,269
           277,000    Fortune Brands, Inc.                                                      10,966,430
           273,500    H.J. Heinz Co.                                                            11,246,320
           363,300    Kellogg Co.                                                               10,935,330
                                                                                                54,521,957
ENERGY-- 6.58%
           275,732    British Petroleum PLC                                                     12,824,295
           223,500    Royal Dutch Petroleum Co.                                                 10,955,970
           156,300    USX-Marathon Group                                                         4,689,000
                                                                                                28,469,265
FINANCIAL-- 27.74%
           326,650    Allstate Corp.                                                            11,008,105
           314,700    American Express Co.                                                      11,231,643
           300,600    Astoria Financial Corp.                                                    7,953,876
           269,666    Citigroup, Inc.                                                           13,612,740
           159,000    Everest Re Group Ltd.                                                     11,241,300
           261,100    JP Morgan Chase & Co.                                                  9,490,985
           298,100    National City Corp.                                                        8,716,444
           195,700    Student Loan Corp.                                                        15,773,420
           196,700    The Phoenix Companies, Inc.*                                               3,638,950
           172,200    USA Education, Inc.                                                       14,468,244
           297,530    Wells Fargo & Co.                                                     12,927,678
                                                                                               120,063,385
HEALTH CARE-- 6.77%
           287,657    Tenet Healthcare Corp.*                                                   16,891,219
           175,310    UnitedHealth Group Inc.                                                   12,406,689
                                                                                                29,297,908
TECHNOLOGY-- 6.25%
           216,000    Apple Computer, Inc.*                                                      4,730,400
           574,900    Compuware*                                                                 6,778,071
           128,700    International Business Machines Corp.                                     15,567,552
                                                                                                27,076,023
TRANSPORTATION-- 4.22%
           144,000    Delta Air Lines, Inc.                                                      4,213,440
           123,900    Sabre Holdings Corp.*                                                      5,247,165
           154,900    Union Pacific Corp.                                                        8,829,300
                                                                                                18,289,905
UTILITIES-- 6.32%
           359,560    Duke Energy Corp.                                                         14,116,326
           538,300    Sempra Energy Corp.                                                       13,215,265
                                                                                                27,331,591
TOTAL COMMON STOCKS                                                                            396,716,923
(Cost $239,662,406)

FACE AMOUNT           DESCRIPTION                                                             MARKET VALUE

REPURCHASE AGREEMENT-- 8.09%
$       35,000,000    UMB Bank, n.a.,
                          1.00%, due January 2, 2002 (Collateralized by Federal
                          National Mortgage Association Discount Notes due
                          February 22, 2002 with a value
                         of $35,592,872)                                                        35,000,000
(Cost $35,000,000)

TOTAL INVESTMENTS-- 99.75%                                                                     431,716,923
(Cost $274,662,406)

Other assets less liabilities-- 0.25%                                                            1,081,624

TOTAL NET ASSETS-- 100.00%                                                              $      432,798,547

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $157,054,517, which is comprised of unrealized appreciation of $163,144,561 and unrealized depreciation of $6,090,044.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson-Stewart Ivory International Fund

Babson-Stewart Ivory International Fund underperformed the unmanaged Morgan
Stanley Capital International EAFE Index for the year, as international equities turned in their second consecutive year of losses. Value stocks dominated for the first half of the year,but as the tables turned toward growth stocks in the fourth quarter, performance of the Fund was just behind the benchmark.

Comparisons against the unmanaged Morgan Stanley Capital International (MSCI)
EAFE Index and other indices are as follows:

INVESTMENT RESULTS-- TOTAL RETURN
                                                                     PERIODS ENDED 12/31/01
                                                          FOURTH QUARTER             PREVIOUS TWELVE
                                                               2001                      MONTHS
Babson-Stewart Ivory Intl Fund                                    6.59%                   -31.22%
MSCI EAFE* Index**                                                6.98%                   -21.21%
MSCI World Index**                                                8.66%                   -16.52%
S&P 500 Index**                                              10.68%                   -11.88%
Lipper International Funds
      (avg. funds 833 and
      758, respectively)                                          8.44%                   -19.33%
  *Europe, Australia, Far East
**unmanaged

The Fund's average annual compounded total returns for five and ten year periods as of December 31, 2001, were -2.33% and 4.20%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

At the beginning of the third quarter, equity markets were generally weak in reaction to the continuing economic slowdown. Prices slumped alarmingly after the terrorist attacks but bounced back up again towards the end of September.
Selling was indiscriminate with good stocks being marked down with the bad.
Interest rate cuts were swift and widespread to counter the slowdown.

Equities enjoyed their best quarter this year despite a correction in December, but markets were again disappointing in 2001, recording a second year of losses.
Tech-related shares did most of the running through the fourth quarter and, generally, growth stocks were favored above value stocks. All regions made ground except for Japan where equities sank even lower as the country moved further into recession and the yen weakened markedly. Asia-Pacific ex-Japan powered ahead, driven by low interest rates and plentiful liquidity.

The best contributions to performance came from media stocks -- Television
Broadcast, Class Editore, and telecoms -- Tele Norte Leste, Nokia. Amvescap
(financials) STMicroelectronics (semiconductors) and Porsche (autos), also made positive contributions. The worst performances came from the more defensive sectors and names such as Fresenius (health), Glaxosmithkline (pharmaceutical),
Acom (finance) and Shell (oil).

FUND DIVERSIFICATION

                                                                     % OF TOTAL

Capital Goods                                                               6.5%
Consumer Cyclical                                                          21.0
Consumer  Staples                                                           9.2
Energy                                                                      5.2
Financial                                                                  22.0
Health Care                                                                16.1
Information Technology                                                      9.9
Telecoms Services                                                          13.2
Utilities                                                                   2.7
Cash & Equivalents                                                     -5.8
As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (unaudited)

Babson-Stewart Ivory International Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 105.78%
AUSTRALIA-- 1.12%
            41,000    Westpac
                          (Banking)                                                     $          330,632

BELGIUM-- 2.22%
            15,000    Colruyt
                          (Food retailer)                                                          654,260

BRAZIL-- 1.75%
            33,000    Tele Norte Leste
                          (Telecoms)                                                               515,790

FINLAND-- 2.66%
            30,502    Nokia
                          (Telecom equipment)                                                      786,303

FRANCE-- 16.44%
            31,155    Dexia
                          (Banking)                                                                449,268
            25,000    Essilor
                          (Eyeglass lenses)                                                        755,515
            13,072    L'Oreal
                          (Cosmetics)                                                              941,356
             4,357    Pinault-Printemps-Redoute
                          (Specialty retailing)                                                    560,814
            20,997    STMicroelectronics
                          (Semiconductors)                                                         673,792
             3,296    Technip
                          (Oil services)                                                           440,090
             7,225    Total
                          (Oil major)                                                            1,031,586
                                                                                                 4,852,421
GERMANY-- 7.52%
             6,000    Fresenius
                          (Pharmaceuticals, medical equipment)                                     487,624
             2,000    Muenchener Rueckvers
                          (Insurance)                                                              542,903
               675    Porsche
                          (Automobiles)                                                            256,503
             3,100    Sap
                          (Software)                                                               403,710
            10,000    Schering
                          (Pharmaceuticals)                                                        530,529
                                                                                                 2,221,269
HONG KONG-- 4.68%
           243,000    Asia Satellite
                          (Satellite operator)                                                     401,222
           464,000    China Resources Enterprise
                          (Conglomerate)                                                           431,407
           264,000    HK & China Gas
                          (Gas utility)                                                            325,017
            52,000    Television Broadcast
                          (Media)                                                                  225,398
                                                                                                 1,383,044
IRELAND-- 2.07%
            50,000    Kerry Group
                          (Food manufacturer)                                                      611,322

ITALY -- 4.10%
            69,717    Class Editore
                          (Newspaper publishing)                                                   220,308
            60,000    Luxottica
                          (Eyeglass frames)                                                        988,800
                                                                                                 1,209,108
JAPAN-- 17.16%
             7,200    Acom
                          (Finance)                                                                524,845
            17,000    Fuji Photo
                          (Film)                                                                   607,282
            41,000    Japan Airport Terminal
                          (Airport operator)                                                       292,611
                82    Mitsubishi Tokyo Financial*
                          (Finance)                                                                550,172
            43,000    NEC
                          (Integrated electronics)                                                 438,829
             2,400    Nintendo
                          (Consumer goods)                                                         420,426
                50    NTT Docomo
                          (Telecoms)                                                               587,741
            10,200    Sony
                          (Consumer electronics)                                                   466,361
            13,000    Takeda
                          (Pharmaceuticals, chemicals)                                             588,428
            23,300    Toyota
                          (Automobiles)                                                            590,459
                                                                                                 5,067,154
LUXEMBOURG-- 1.48%
            40,000    SES Astra
                          (Satellite broadcasting)                                                 436,174

MEXICO-- 1.60%
            13,500    Telefonos de Mexico
                          (Telecom)                                                                472,770

NETHERLANDS-- 2.26%
            26,144    ING Groep
                          (Financial services)                                                     666,513

PORTUGAL-- 2.93%
           111,071    Portugal Telecom*
                          (Telecom utility)                                                        865,111

SOUTH KOREA-- 1.04%
             4,200    Kookmin
                          (Banking)                                                                159,847
             3,350    Samsung
                          ( Electronics)                                                           148,491
                                                                                                   308,338
SPAIN -- 3.01%
             7,000    Banco Popular
                          (Banking)                                                                229,801
            49,285    Telefonica*
                          (Telephone utility)                                                      659,381
                                                                                                   889,182
SWEDEN-- 4.93%
           130,720    Nordea
                          (Banking)                                                                694,055
            40,000    Securitas
                          (Security/cleaning services)                                             761,504
                                                                                                 1,455,559
SWITZERLAND-- 5.08%
               300    Bank Sarasin
                          (Banking)                                                                582,972
             1,950    Kaba
                          (Security)                                                               481,743
            12,000    Novartis
                          (Pharmaceuticals and chemicals)                                          433,840
                                                                                                 1,498,555
UNITED KINGDOM-- 23.73%
            46,344    Amvescap
                          (Finance)                                                                667,685
            11,000    AstraZeneca
                          (Pharmaceuticals)                                                        495,426
            35,800    British Sky Broadcast*
                          (Media)                                                                  393,470
            60,000    Capita Group
                          (Facilities management)                                                  427,635
           151,000    Centrica
                          (Utility)                                                                487,343
            66,000    Compass
                          (Food producer)                                                          494,146
            19,000    GlaxoSmithkline
                          (Pharmaceuticals)                                                        475,930
           140,000    Granada
                          (Media)                                                                  292,068
            23,000    Royal Bank of Scotland
                          (Banking)                                                                559,073
            72,000    Shell
                          (Oil major)                                                              494,059
            45,000    Standard Chartered
                          (Banking)                                                                536,452
           138,000    Taylor Nelson Sofres
                          (Advertising services)                                                   387,205
           141,000    Tesco
                          (Retailing)                                                              510,414
           300,000    Vodafone AirTouch
                          (Cellular telephone network)                                             783,961
                                                                                                 7,004,867
TOTAL COMMON STOCKS                                                                             31,228,372
(Cost $33,081,889)

TOTAL INVESTMENTS-- 105.78%                                                                     31,228,372
(Cost $33,081,889)

Other assets less liabilities-- (5.78%)                                                        (1,707,317)

TOTAL NET ASSETS-- 100.00%                                                              $       29,521,055

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal income tax purposes was $1,853,517 which is comprised of unrealized appreciation of $2,735,806 and unrealized depreciation of $4,589,323.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Bond Trust

The general trend of interest rates was down throughout the year. On the second day of 2001, the Fed cut rates by 50 basis points. This move was the first of 11 rate cuts throughout the year for a total of 4.75%. By year-end, the Fed Funds rate was 1.75%, and the two-year Treasury rate was 3.03%. The five and ten-year
Treasuries also rallied, but not as much as Fed Funds and the two-year, resulting in an extremely steep yield curve. The 30-year bond experienced a high level of volatility, although its yield ended the year roughly where it began.

Investment grade corporate bonds were the top-performing domestic fixed income asset class in 2001, returning 10.40%. As in the stock market, certain segments of the corporate bond market were inordinately hurt by the attack on the U.S., namely airlines, insurance, aerospace, lodging, retail and leisure. In 2001, high quality bonds outperformed low quality bonds. High yield bonds underperformed as defaults on speculative grade bonds rose to approximately 10%
in 2001. These default rates have likely peaked. Individual issue selection in high yield was critical. All other "spread sector" segments of the investment grade fixed income market (i.e commercial mortgage-backed, asset-backed, and agency securities) outperformed for the year with the exception of mortgage-backed securities, which slightly underperformed Treasuries. As a result of falling interest rates, the mortgage market was plagued by fears that refinancing and faster prepayments would increase supply in that market.

Accordingly, we continue to maintain an overweight in corporate bonds, particularly those of triple-B quality, and given our conviction that economic recovery will take place, we are looking to add selectively to long maturity issues. At current valuations, we maintain an index weighting in mortgage-backed securities as they are fairly valued, but believe they will perform well should volatility decline from currently high historic levels. Moreover, asset-backed and agency securities look attractive after their underperformance during the fourth quarter, and we anticipate modestly increasing our exposure. As risk premiums remain wide across spread sectors we continue to underweight
Treasuries.

Although Chairman Greenspan may reduce rates again in the near term, we believe the Fed should be approaching the end of its repeated string of rate decreases.
Even if the Fed does not increase rates in the near future, the yield curve will be biased to rise and flatten as the market anticipates an economic recovery.
Such recovery, in tandem with lower geopolitical risks, should provide the backdrop of a rally in the fixed income spread sectors in 2002. The corporate bond market should again be one of the top performing fixed income asset classes in 2002.

Currently, the average maturity is 5.5 years for Portfolio S and 8.3 years for
Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

QUALITY RATINGS
                                         PORTFOLIO L                PORTFOLIO S

Aaa                                        55.2%                      59.1%
Aa                                          3.4%                       5.6%
A                                          24.2%                      20.7%
Lower                                      17.2%                      14.6%
Total                                     100.0%                     100.0%

Source: Moody's

Schedule of Investments

December 31, 2001 (unaudited)

Babson Bond Trust - Portfolio L

                                                                                   PRINCIPAL
   DESCRIPTION                                                                       AMOUNT         MARKET VALUE

CORPORATE BONDS-- 43.21%
BANKS AND FINANCE-- 13.59%
Associates Corporation North America, 5.80%,
     due April 20, 2004                                                         $    1,000,000   $     1,038,370
Boeing Capital Corp., 7.10%,
     due September 27, 2005                                                            535,000           561,932
Countrywide Home Loan, 5.25%,
     due June 15, 2004                                                                 445,000           453,495
Ford Motor Co., 7.45%,
     due July 16, 2031                                                                 680,000           623,920
Ford Motor Credit Co., 7.60%,
     due August 1, 2005                                                              1,545,000         1,589,280
GMAC, 7.75%,
     due January 19, 2010                                                            2,415,000         2,517,372
Hellenic Republic, 6.95%,
     due March 4, 2008                                                               1,300,000         1,399,216
Household Finance Corp., 6.375%,
     due October 15, 2011                                                            1,175,000         1,137,917
Interpublic Group Co., 7.875%,
     due October 15, 2005                                                              550,000           583,715
Kimco Realty Corp., 7.86%,
     due November 1, 2007                                                              500,000           541,031
SunTrust Banks, Inc., 6.00%,
     due February 15, 2026                                                           2,200,000         2,245,276
Wells Fargo Financial, 6.125%,
     due February 15, 2006                                                             500,000           519,465
                                                                                    12,845,000        13,210,989
COMMUNICATIONS-- 7.01%
AOL Time Warner, 7.625%,
     due April 15, 2031                                                                445,000           472,133
BellSouth Savings & Employee Stock Ownership Trust,
  9.19%, due July 1, 2003                                                              450,775           474,368
Comcast Cable Communications, 6.375%,
     due January 30, 2006                                                              505,000           513,582
Cox Communications, Inc., 7.75%,
     due November 1, 2010                                                              600,000           645,366
Nortel Networks Ltd., 6.125%,
     due February 15, 2006                                                             205,000           170,622
Qwest Communications, 7.50%,
     due November 1, 2008                                                            1,000,000           998,530
Tele Communications, Inc., 8.75%,
     due February 15, 2023                                                           1,000,000         1,036,700
Telefonica Europe, 7.35%,
     due September 15, 2005                                                            575,000           605,515
United Technologies Corp., 6.35%,
     due March 1, 2011                                                                 510,000           518,456
WorldCom, Inc., 8.25%,
     due May 15, 2031                                                                1,300,000         1,378,101
                                                                                     6,590,775         6,813,373
DIVERSIFIED-- 11.83%
Albertson's, Inc., 7.50%,
     due February 15, 2011                                                           1,000,000         1,073,460
Anheuser-Busch Companies, Inc., 6.00%,
     due April 15, 2011                                                                500,000           506,532
Brascan Corp., 8.125%,
     due December 15, 2008                                                             400,000           399,719
Conagra Foods, Inc., 6.00%,
     due September 15, 2006                                                            450,000           460,953
Continental Airlines, 7.256%,
     due March 15, 2020                                                                724,128           662,758
Continental Airlines, 8.048%,
     due November 1, 2020                                                              768,651           728,981
Daimler-Chrysler, 6.40%,
     due May 15, 2006                                                                  500,000           499,330
Eli Lilly & Co., 5.50%,
     due July 15, 2006                                                                 490,000           498,237
Enterprise Products, 7.50%,
     due February 1, 2011                                                              495,000           501,737
Fred Meyer, Inc., 7.45, due March 1, 2008                                              450,000           483,902
Humana, Inc., 7.25, due August 1, 2006                                                 325,000           327,067
International Business Machines Corp., 6.22%,
     due August 1, 2027                                                              1,500,000         1,567,350
Keyspan Gas East, 6.90%,
     due January 15, 2008                                                              450,000           471,609
Kraft Foods, Inc., 6.50%,
     due November 1, 2031                                                              100,000            97,724
Norfolk Southern, 7.25%,
     due February 15, 2031                                                             450,000           464,103
Reed Elsevier Capital, 6.125%,
     due August 1, 2006                                                                500,000           509,396
Safeway, Inc., 6.05%,
     due November 15, 2003
                                                                                       550,000           573,073
Target Corp., 5.50%,
     due April 1, 2007                                                                 405,000           409,325
Tyco International, 6.375%,
     due February 15, 2006                                                             500,000           509,745
Tyco International, 6.375%,
     due October 15, 2011                                                              425,000           415,735
Visteon Corp., 8.25%,
     due August 1, 2010                                                                325,000           336,222
                                                                                    11,307,779        11,496,958
INDUSTRIALS-- 9.08%
Airgas, Inc., 7.14%,
     due March 8, 2004                                                               1,650,000         1,666,500
Avnet, Inc., 8.20%,
     due October 17, 2003                                                              550,000           564,003
Cardinal Health, Inc., 6.75%,
     due February 15, 2011                                                           1,000,000         1,036,290
Dominion Resources, Inc., 7.82%,
     due September 15, 2004                                                            450,000           481,532
Georgia-Pacific Corp., 9.625%,
     due March 15, 2022                                                              1,500,000         1,519,680
Oslo Seismic Services, Inc., 8.28%,
     due June 1, 2011                                                                1,687,773         1,837,023
Petroleum Geo-Services, 7.50%,
     due March 31, 2007                                                                850,000           804,440
Tosco Corp., 7.25%,
     due January 1, 2007                                                               625,000           669,731
Weyerhaeuser Co., 6.00%,
     due August 1, 2006                                                                250,000           250,650
                                                                                     8,562,773         8,829,849
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 0.46%
Canadian National Railway Co., 6.375%,
     due October 15, 2011                                                              445,000           446,647

UTILITIES-- 1.24%
Consolidated Edison, Inc., 6.15%,
     due July 1, 2008                                                                1,000,000           984,880
Consolidated Natural Gas, Inc., 6.25%,
     due November 1, 2011                                                              225,000           218,722
                                                                                     1,225,000         1,203,602
TOTAL CORPORATE BONDS                                                               40,976,327        42,001,418
(Cost $41,054,202)

ASSET-BACKED BONDS-- 1.18%
California Infrastructure & Economic Development Bank Special
  Purpose Trust, 6.22%, due March 25, 2004                                             252,907           255,033
Conseco Financial Securities, 6.21%,
     due July 1, 2032                                                                  380,000           387,157
MBNA Master Credit Card Trust II, 5.90%,
     due August 15, 2011                                                               500,000           507,526

TOTAL ASSET-BACKED BONDS                                                             1,132,907         1,149,716
(Cost $1,103,998)

COMMERCIAL MORTGAGE-BACKED BONDS-- 3.48%
CS First Boston Mortgage Securities Corp., 6.52%,
     due July 17, 2007                                                               1,250,000         1,306,016
JP Morgan Commercial Mortgage Financial Corp.,
     6.507%, due October 15, 2035                                                    1,500,000         1,547,850
Residential Accredit, 8.00%,
     due July 25, 2030                                                                 500,000           532,389

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                               3,250,000         3,386,255
(Cost $3,314,986)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 45.72%

U.S. GOVERNMENTAL AGENCY-- 12.64%
Government National Mortgage Association
         7.50%, due March 15, 2007                                                      49,649            51,904
         7.50%, due July 15, 2007                                                       78,447            82,213
         8.00%, due October 15, 2007                                                   125,721           133,499
         8.00%, due November 15, 2009                                                1,600,979         1,685,031
         9.50%, due April 15, 2016                                                      16,939            18,701
         9.50%, due January 15, 2019                                                    22,996            25,389
         8.00%, due May 15, 2022                                                       154,944           164,532
         6.50%, due August 15, 2023                                                     42,217            42,679
         6.50%, due November 15, 2023                                                   44,558            45,046
         6.50%, due December 15, 2023                                                   45,027            45,519
         6.50%, due February 15, 2024                                                   41,831            42,289
         6.50%, due March 15, 2024                                                     762,251           770,590
         7.00%, due March 15, 2024                                                   2,069,989         2,126,914
         6.50%, due June 15, 2024                                                      755,779           764,048
         8.00%, due December 15, 2026                                                2,360,735         2,486,161
         7.00%, due December 15, 2029                                                1,556,725         1,589,805
         6.50%, due August 15, 2031                                                  1,000,000         1,003,430
         6.50%, due November 15, 2031                                                  998,876         1,002,302

Small Business Administration guaranteed
     development participation certificates
         9.80%, due July 1, 2008                                                        72,120            80,235
         10.05%, due August 1, 2008                                                     35,958            39,946
         10.05%, due April 1, 2009                                                      89,705            90,042
                                                                                    11,925,446        12,290,275

U.S. GOVERNMENT SECURITIES-- 12.46%
U.S. Treasury Bonds
         6.25%, due June 30, 2002                                                    3,000,000         3,066,570
         2.75%, due October 31, 2003                                                 1,500,000         1,496,715
         5.625%, due February 15, 2006                                                 250,000           263,516
         8.125%, due May 15, 2021                                                    2,650,000         3,382,487
         6.25%, due August 15, 2023                                                  1,950,000         2,063,041
         6.125%, due August 15, 2029                                                 1,735,000         1,841,947
                                                                                    11,085,000        12,114,276

*GOVERNMENT SPONSORED ENTERPRISES-- 20.62%

Federal Home Loan Mortgage Corporation
         7.75%, due April 1, 2008                                                       86,257            89,775
         7.75%, due November 1, 2008                                                    19,403            20,134
         8.00%, due August 1, 2009                                                      13,525            14,096
         8.25%, due October 1, 2010                                                    107,826           113,403
         9.00%, due June 1, 2016                                                        52,812            56,756
         8.00%, due October 1, 2018                                                     98,507           103,633
         9.00%, due October 1, 2018
                                                                                        31,747            33,927
         7.50%, due February 1, 2021                                                   532,836           555,918
         6.00%, due November 1, 2028                                                 4,961,717         4,873,348
         7.50%, due February 1, 2030                                                   804,820           831,226
         7.50%, due January 1, 2031                                                  1,211,278         1,250,644
         8.50%, due March 1, 2031                                                      709,400           754,177
         6.50%, due June 1, 2031                                                     1,930,215         1,932,628

Federal National Conventional Loan
         6.50%, due May 1, 2031                                                        500,049           500,049
         6.50%, due October 1, 2031                                                  2,434,456         2,434,457
         6.50%, due December 1, 2031                                                 1,000,000         1,000,000
         7.00%, due October 1, 2029                                                    392,343           399,699
         7.00%, due January 1, 2030                                                     15,995            16,295
         7.00%, due February 1, 2030                                                 1,083,730         1,104,050
         6.00%, due May 1, 2031                                                        983,224           961,406

Federal National Mortgage Association
         7.00%, due December 1, 2007                                                   180,901           187,101
         8.25%, due January 1, 2009                                                     71,846            75,838
         8.00%, due February 1, 2009                                                    70,797            74,345
         8.50%, due July 1, 2013                                                        17,701            17,967
         9.50%, due June 25, 2018                                                       65,179            71,734
         9.25%, due October 1, 2020                                                     52,897            57,393
         7.50%, due September 1, 2029                                                1,489,878         1,539,684
         6.50%, due March 1, 2029                                                      968,983           970,795
                                                                                    19,888,322        20,040,478

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                42,898,768        44,445,029
(Cost $43,829,828)

REPURCHASE AGREEMENT-- 3.32%
UMB Bank, n.a., 1.00%, due January 2, 2002
     (Collateralized by Federal National Mortgage
     Association Discount Notes, due February 22, 2002
     with a value of $3,285,527)                                                     3,230,000         3,230,000
(Cost $3,230,000)

TOTAL INVESTMENTS-- 96.91%                                                                            94,212,418
(Cost $92,533,014)

Other assets less liabilities-- 3.09%                                                                  3,005,343

TOTAL NET ASSETS-- 100.00%                                                                       $    97,217,761

The identified cost of investments owned at December 31, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $1,450,404, which is comprised of unrealized appreciation of $2,008,943 and unrealized depreciation of $558,539.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Bond Trust - Portfolio S
                                                                                   PRINCIPAL
   DESCRIPTION                                                                       AMOUNT         MARKET VALUE

CORPORATE BONDS-- 41.35%
BANKS AND FINANCE-- 12.56%
Associates Corporation North America, 5.80%,
     due April 20, 2004
                                                                                  $    500,000     $     519,185
Boeing Capital Corp., 7.10%,
     due September 27, 2005                                                            165,000           173,306
Countrywide Home Loan, 5.25%,
     due June 15, 2004                                                                 140,000           142,673
Ford Motor Credit Co., 7.875%,
     due June 15, 2010                                                                 200,000           202,860
GMAC, 7.75%,
     due January 19, 2010                                                              700,000           729,673
Hellenic Republic, 6.95%,
     due March 4, 2008                                                                 375,000           403,620
Household Financial Corp., 6.50%,
     due January 24, 2006                                                              150,000           153,878
Household Finance Co., 6.375%,
     due October 15, 2011                                                              290,000           280,848
Interpublic Group Co., 7.875%,
     due October 15, 2005                                                              175,000           185,728
Kimco Realty Corp., 7.86%,
     due November 1, 2007                                                              150,000           162,309
Sprint Capital Corp., 7.125%,
     due January 30, 2006                                                              110,000           114,675
SunTrust Banks, Inc., 6.00%,
     due February 15, 2026                                                             700,000           714,406
Wells Fargo Financial, 6.125%,
     due February 15, 2006                                                             150,000           155,840
                                                                                     3,805,000         3,939,001
COMMUNICATIONS-- 6.69%
AOL Time Warner, 7.625%,
     due April 15, 2031                                                                150,000           159,146
BellSouth Savings & Employee Stock
     Ownership Trust, 9.19%,
     due July 1, 2003                                                                  326,864           343,972
Comcast Cable Communications, 6.375%,
     due January 30, 2006                                                              155,000           157,634
Cox Communications, Inc., 7.75%,
     due November 1, 2010                                                              150,000           161,341
Nortel Networks Ltd., 6.125%,
     due February 15, 2006                                                              65,000            54,099
Qwest Communications, 7.50%,
     due November 1, 2008                                                              300,000           299,559
Telefonica Europe, 7.35%,
     due September 15, 2005                                                            150,000           157,960
United Technologies Corp., 6.35%,
     due March 1, 2011                                                                 170,000           172,819
WorldCom, Inc., 8.00%,
     due May 15, 2006                                                                  550,000           590,480
                                                                                     2,016,864         2,097,010
DIVERSIFIED-- 9.15%
Anheuser-Busch Companies, Inc., 6.00%,
     due April 15, 2011                                                                155,000           157,025
Brascan Corp., 8.125%,
     due December 15, 2008                                                             125,000           124,912
Bristol-Myers Squibb, 4.75%,
     due October 1, 2006                                                               100,000            99,296
Conagra Foods, Inc., 6.00%,
     due September 15, 2006                                                            140,000           143,408
Continental Airlines, 7.256%,
     due March 15, 2020                                                                212,713           194,685
Continental Airlines, 8.048%,
     due November 1, 2020                                                              225,791           214,138
Daimler-Chrysler, 6.40%,
     due May 15, 2006                                                                  155,000           154,792
Eli Lilly & Co., 5.50%,
     due July 15, 2006                                                                 155,000           157,606
Enterprise Products, 7.50%,
     due February 1, 2011                                                              155,000           157,110
Fred Meyer, Inc., 7.45%,
     due March 1, 2008                                                                 150,000           161,301
Humana, Inc., 7.25%,
     due August 1, 2006
                                                                                       100,000           100,636
International Business Machines Corp., 6.22%,
     due August 1, 2027                                                                200,000           208,980
Masco Corp., 6.75%,
     due March 15, 2006                                                                155,000           157,787
Reed Elsevier Capital, 6.125%,
     due August 1, 2006                                                                165,000           168,101
Safeway, Inc., 6.05%,
     due November 15, 2003                                                             150,000           156,292
Target Corp., 5.50%,
     due April 1, 2007                                                                 135,000           136,442
Tyco International, 6.375%,
     due February 15, 2006                                                             150,000           152,923
Tyco International, 6.375%,
     due October 15, 2011                                                              125,000           122,275
Visteon Corp., 8.25%,
     due August 1, 2010                                                                100,000           103,453
                                                                                     2,853,504          2,871,162
INDUSTRIALS-- 9.43%
Airgas, Inc., 7.14%,
     due March 8, 2004                                                                 550,000           555,500
Atmos Energy Corp., 7.375%,
     due May 15, 2011                                                                  150,000           153,345
Avnet, Inc., 8.20%,
     due October 17, 2003                                                              175,000           179,455
Cytec Industries, Inc., 6.75%,
     due March 15, 2008                                                                125,000           119,458
Dominion Resources, Inc., 7.82%,
     due September 15, 2004                                                            150,000           160,510
Duke Energy Field Services, 7.875%,
     due August 16, 2010                                                               155,000           162,209
Ecolab, Inc., 6.875%,
     due February 1, 2011                                                              140,000           137,259
Georgia-Pacific Corp., 9.125%,
     due July 1, 2022                                                                  375,000           351,611
Oslo Seismic Services, Inc., 8.28%,
     due June 1, 2011                                                                  421,943           459,256
Petroleum Geo-Services, 7.50%,
     due March 31, 2007                                                                250,000           236,600
Progress Energy, Inc., 6.55%,
     due March 1, 2004                                                                  90,000            93,851
Sunoco, Inc., 6.75%,
     due April 1, 2011                                                                  80,000            79,227
Tosco Corp., 7.25%,
     due January 1, 2007                                                               175,000           187,525
Weyerhaeuser Co., 6.00%,
     due August 1, 2006                                                                 80,000            80,208
                                                                                     2,916,943         2,956,014
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 1.58%
Canadian National Railway Co., 6.375%,
     due October 15, 2011                                                              145,000           145,537
Ontario Province of Canada, 5.50%,
     due October 1, 2008                                                               350,000           351,081
                                                                                       495,000           496,618
UTILITIES-- 1.94%
Consolidated Edison, Inc., 6.15%,
     due July 1, 2008                                                                  400,000           393,952
Consolidated Natural Gas, Inc., 6.25%,
     due November 1, 2011                                                               70,000            68,047
Keyspan Gas East, 6.90%,
     due January 15, 2008                                                              140,000           146,723
                                                                                       610,000           608,722
TOTAL CORPORATE BONDS                                                               12,697,311        12,968,527
(Cost $12,649,967)

ASSET-BACKED BONDS-- 1.09%
California Infrastructure & Economic Development
     Bank Special Purpose Trust, 6.22%,
     due March 25, 2004
                                                                                        75,872            76,510
Conseco Financial Securities, 6.21%,
     due July 1, 2032                                                                  110,000           112,072
MBNA Master Credit Card Trust II, 5.90%,
     due August 15, 2011                                                               150,000           152,258
TOTAL ASSET-BACKED BONDS                                                               335,872           340,840
(Cost $327,199)

COMMERCIAL MORTGAGE-BACKED BONDS-- 2.16%
CS First Boston Mortgage Securities Corp., 6.52%,
     due July 17, 2007                                                                 400,000           417,925
JP Morgan Commercial Mortgage Financial Corp., 6.507%,
  due October 15, 2035                                                                 250,000           257,975

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                 650,000           675,900
(Cost $658,789)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 51.23%

U.S. GOVERNMENTAL AGENCY-- 14.19%

*Government National Mortgage Association
     8.00%, due October 15, 2007                                                         9,115             9,679
     8.00%, due November 15, 2009                                                      287,305           302,389
     7.50%, due October 15, 2011                                                        17,202            18,147
     7.50%, due October 15, 2011                                                       153,328           161,761
     7.50%, due November 15, 2011                                                      207,706           219,130
     9.50%, due September 15, 2019                                                       8,276             9,137
     8.00%, due December 15, 2022                                                      118,935           126,295
     6.50%, due September 15, 2023                                                     346,757           350,550
     6.50%, due December 15, 2023                                                      185,436           187,465
     7.00%, due May 15, 2024                                                           391,665           402,436
     8.00%, due November 15, 2026                                                      229,333           241,517
     7.00%, due December 15, 2029                                                    1,448,116         1,478,889
     6.50%, due July 15, 2031                                                          578,841           580,826
     6.50%, due August 15, 2031                                                        299,999           301,028
     6.50%, due November 15, 2031                                                       47,815            47,979

Small Business Administration guaranteed
     development participation certificates
     9.80%, due July 1, 2008                                                            12,020            13,373
                                                                                     4,341,849         4,450,601
U.S. GOVERNMENT SECURITIES-- 17.13%
U.S. Treasury Bonds
     6.25%, due June 30, 2002                                                        2,100,000         2,148,399
     4.625%, due February 28, 2003                                                     500,000           513,435
     11.125%, due August 15, 2003                                                      700,000           790,237
     2.75%, due October 31, 2003                                                       475,000           473,960
     7.25%, due August 15, 2004                                                        600,000           654,936
     5.625%, due February 15, 2006                                                     625,000           658,789
     5.625%, due May 15, 2008                                                          125,000           131,064
                                                                                     5,125,000         5,370,820
*GOVERNMENT SPONSORED ENTERPRISES-- 19.91%

Federal Home Loan Mortgage Corporation
     8.25%, due July 1, 2008                                                             4,448             4,573
     8.00%, due January 1, 2012                                                        228,271           238,899
     9.00%, due June 1, 2016                                                            42,656            45,841
     8.00%, due May 1, 2017                                                             38,245            40,224
     9.00%, due May 15, 2021                                                            45,263            47,120
     6.00%, due November 1, 2028                                                     1,526,682         1,499,492
     7.50%, due February 1, 2030                                                       402,410           415,613
     8.50%, due March 1, 2031                                                          283,605           301,507
     7.00%, due September 1, 2031                                                      300,000           306,064

Federal National Conventional Loan
     7.00%, due December 1, 2029                                                       435,178           443,338
     7.00%, due February 1, 2030                                                        16,763            17,078
     6.50%, due May 1, 2031                                                            300,029           300,029
     6.50%, due October 1, 2031                                                        973,782           973,782
     6.50%, due December 1, 2031                                                       300,000           300,000

Federal National Mortgage Association
     7.00%, due December 1, 2007                                                        33,596            34,747
     8.25%, due January 1, 2009                                                          7,484             7,899
     9.25%, due October 1, 2020                                                         27,841            30,207
     6.50%, due March 1, 2029                                                          775,186           776,636
     7.50%, due September 1, 2029                                                      446,964           461,906
                                                                                     6,188,403         6,244,955
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                15,655,252        16,066,376
(Cost $15,862,405)

REPURCHASE AGREEMENT-- 1.40%

UMB  Bank, n.a., 1.00%, due January 2, 2002 (Collateralized by Federal National
     Mortgage Association Discount Notes, due January 18, 2002 with a value of
     $449,604)                                                                        440,000            440,000
(Cost $440,000)

TOTAL INVESTMENTS-- 97.23%                                                                            30,491,643
(Cost $29,938,360)

Other assets less liabilities-- 2.77%                                                                    867,533

TOTAL NET ASSETS-- 100.00%                                                                       $    31,359,176

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $354,283, which is comprised of unrealized appreciation of $623,546 and unrealized depreciation of $269,263.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Babson Money Market Fund

Yields of short-term securities were tremendously impacted by the eleven interest rate reductions implemented by the Fed during 2001. These easings totaled 475 basis points as the Fed Funds target rate fell from 6.50% at the beginning of the year to 1.75% by year-end. All securities on the short-end of the maturity curve were pulled down in sympathy with these cuts. The accommodative Fed was the result of a slowing economy that was severely impacted by the events of September 11th. Many market participants are expecting the end of this easing cycle to materialize very soon. While there may still be one more ease, most economists are now talking about the time when the Fed will need to begin tightening. The first quarter of 2002 FOMC meetings are scheduled for
January 30th and March 19th.

Similar to the first half of the year, the Fund invested a substantial percentage of the portfolio in Agency discount notes and a smaller amount in
Treasury bills. These flight-to-quality trades were a defensive measure due to the economic environment. There was concern that the slowing economy could lead to weakening credit fundamentals. We made an active decision to reduce the maximum allowable position in the securities of any one issuer, which required the Fund to increase the number of commercial paper positions. With the slowing economy, fewer issuers were issuing commercial paper, making it difficult to find attractive Tier 1 paper. A narrowing of spreads between Agencies and commercial paper also tilted the pendulum towards a defensive posture.

The seven-day yield for Babson Money Market Fund was 1.11%, as of December 31,
2001. An investment in this Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Schedule of Investments

December 31, 2001 (unaudited)

Babson Money Market Fund
                                                                                   PRINCIPAL
   DESCRIPTION                                                                       AMOUNT         MARKET VALUE

SHORT-TERM CORPORATE NOTES-- 61.64%
Anheuser-Busch Companies, Incorporated, 1.70%,
     due January 18, 2002                                                         $    970,000     $     969,221
BellSouth Corporation, 2.00%,
     due January 16, 2002                                                              980,000           979,183
Caterpillar Financial Services, 2.32%,
     due January 28, 2002                                                              500,000           499,130
Caterpillar Financial Services, 1.88%,
     due February 20, 2002                                                             350,000           349,086
CVS Corporation, 2.37%,
     due March 28, 2002                                                                950,000           944,621
Dow Jones & Company, Incorporated, 2.10%,
     due May 29, 2002                                                                  980,000           971,539
Duke Energy Corporation, 1.74%,
     due January 18, 2002                                                              975,000           974,199
General Dynamics Corporation, 2.08%,
     due February 4, 2002                                                              980,000           978,075
General Electric Capital Corporation, 2.03%,
     due May 20, 2002                                                                  835,000           828,455
Gillette Company, 1.96%,
     due May 13, 2002                                                                  980,000           972,957
Household Finance Company, 1.95%,
     due March 8, 2002                                                                 980,000           976,497
Kimberly-Clark, 2.04%,
     due January 22, 2002                                                              800,000           799,048
Kraft Foods, Incorporated, 1.85%,
     due January 15, 2002                                                              985,000           984,291
Minnesota Mining & Manufacturing, 1.75%,
     due March 15, 2002                                                                950,000           946,629
Nestle Capital Corporation, 1.97%,
     due March 27, 2002                                                                980,000           975,442
Northern Illinois Gas, 3.57%,
     due March 19, 2002                                                                985,000           977,479
NStar, 1.95%,
     due January 11, 2002                                                              915,000           914,504
Pfizer, Incorporated, 2.21%,
     due January 23, 2002                                                            1,100,000         1,098,514
Sysco Corporation, 1.85%,
     due March 5, 2002                                                                 980,000           976,827
Tampa Electric Company, 1.98%,
     due January 3, 2002                                                               985,000           984,892
Texaco, Incorporated, 1.91%,
     due January 31, 2002                                                              980,000           978,440
Toyota Motor Credit, 1.77%,
     due March 6, 2002                                                                 950,000           947,011
Tyco International Group, 2.15%,
     due January 9, 2002                                                               980,000           979,532
United Parcel, 1.76%,
     due January 28, 2002                                                              180,000           179,763
United Technologies Corporation, 2.95%,
     due January 18, 2002                                                              325,000           324,547
Wisconsin Electric Power, 1.77%,
     due January 14, 2002                                                              955,000           954,390
Wisconsin Gas Company, 2.00%,
     due January 8, 2002                                                               980,000           979,619

TOTAL SHORT-TERM CORPORATE NOTES                                                    23,510,000        23,443,891
(Cost $23,443,891)

U.S. GOVERNMENT SECURITIES-- 4.64%
U.S. Treasury Bills
     1.69%, due May 2, 2002                                                            975,000           969,462
     1.80%, due June 6, 2002                                                           800,000           793,760

TOTAL U.S. GOVERNMENT SECURITIES                                                     1,775,000         1,763,222
(Cost $1,763,222)

GOVERNMENT SPONSORED ENTERPRISES-- 33.49%
Federal Farm Credit Banks Discount Notes
     1.77%, due February 12, 2002                                                    1,250,000         1,247,419
     1.87%, due July 8, 2002                                                           940,000           930,820

Federal Home Loan Banks Discount Notes
     2.10%, due January 25, 2002                                                       735,000           733,971
     2.09%, due January 29, 2002                                                       950,000           948,456
     1.79%, due February 8, 2002                                                       700,000           698,677

Federal Home Loan Mortgage Corporation Discount Notes
     2.235%, due January 30, 2002                                                    1,100,000         1,098,020
     1.67%, due February 5, 2002                                                       790,000           788,717
     1.81%, due February 7, 2002                                                     1,240,000         1,237,693
     1.82%, due July 26, 2002                                                          875,000           865,887

Federal National Mortgage Association
     2.27%, due January 10, 2002                                                       600,000           599,660
     2.23%, due January 17, 2002                                                       800,000           799,207
     2.12%, due January 24, 2002                                                     1,100,000         1,098,510
     1.87%, due February 28, 2002                                                      850,000           847,439
     1.81%, due June 20, 2002                                                          850,000           842,735

TOTAL GOVERNMENT SPONSORED ENTERPRISES                                              12,780,000        12,737,211
(Cost $12,737,211)

TOTAL INVESTMENTS-- 99.77%                                                                            37,944,324
(Cost $37,944,324)

Other assets less liabilities-- 0.23%                                                                     88,966

TOTAL NET ASSETS-- 100.00%                                                                       $    38,033,290

The identified cost of investments owned at December 31, 2001, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

Municipal bonds posted solid returns in 2001 primarily as a result of declining interest rates. The Federal Reserve Board's eleven interest rate cuts during
2001 amounted to 475 basis points. It provided the basis for a second year of strong returns in the fixed income markets. Two back-to-back years of negative equity returns led many individuals to re-evaluate their risk tolerance and increase allocations to the safe haven of municipal bonds. The municipal yield curve experienced a dramatic steepening last year as a result of the Fed's actions. Yields on maturities beyond ten years finished the year where they began, but short-term yields fell sharply. Accordingly, shorter maturities outperformed longer maturities, and three-year municipals posted the best annual returns within the municipal market.

Tax-exempt yields fell to their lowest levels for the year in mid-November. At this time, investors became disenchanted with the low rates and demand waned.
Meanwhile, municipal bond issuance continued to surge as low interest rates provided a favorable environment for cash-strapped municipalities to finance capital projects through debt issuance. There was not enough demand to support this deluge of supply, and ultimately, rates were forced upward through the end of the year. As a result, the municipal market turned in its first negative quarter since 1999.

As we begin 2002, the state of the states is not as strong as it was last year.
State tax revenues are down as a result of declining income taxes, capital gains taxes and corporate income tax. At the same time, demand for health and welfare benefits is increasing. Given the likelihood that this recession will be short-lived, we should not see a severe deterioration in credit quality within the municipal market. Overall, municipalities are in much better fiscal shape than they were entering the 1990-91 recession. While quality spreads are relatively narrow, we look for opportunities to add yield to the Portfolio where the risk/reward ratio is attractive. The pace of the economic recovery will certainly have the most impact on municipal bond performance over the near term.

QUALITY RATINGS

Aaa                                                                          74%
Aa                                                                           22
A                                                                             3
Lower                                                                         1
Total                                                                       100%

Source: Moody's

Schedule of Investments

December 31, 2001 (unaudited)

Babson Tax-Free Income Fund
                                                                                   PRINCIPAL
   DESCRIPTION                                                                       AMOUNT         MARKET VALUE

ALABAMA
Jefferson County Sewer, 5.00%,
     due February 1, 2033                                                       $    1,000,000   $       936,250

Arizona
Maricopa County Unified School District, 6.40%,
     due July 1, 2005                                                                  500,000           536,250
Maricopa County Unified School District, 9.25%,
     due July 1, 2007                                                                  500,000           629,375

ARKANSAS
Arkansas, Series B, 0.00%,
     due June 1, 2010                                                                1,000,000           672,500

CALIFORNIA
Santa Rosa Water, Series B, 6.00%,
     due September 1, 2015                                                             500,000           566,250

COLORADO
Jefferson County School District, 6.00%,
     due December 15, 2006                                                             500,000           552,500

CONNECTICUT
Bridgeport, Series A, 6.00%,
     due July 15, 2014                                                               1,000,000         1,100,000

DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%,
     due June 1, 2003                                                                  915,000           958,463
District of Columbia, Series A, 5.75%,
     due June 1, 2003                                                                   85,000            87,869

FLORIDA
Dade County, 0.00%,
     due October 1, 2027                                                             1,000,000           228,750
Miami-Dade County, Series A, 0.00%,
     due October 1, 2015                                                               500,000           241,875
Tampa (Catholic Health Care East), 4.875%,
     due November 15, 2023                                                             500,000           443,125

HAWAII
Hawaii State, 5.50%,
     due September 1, 2006                                                             500,000           536,250

ILLINOIS
Chicago, Series B, 5.125%,
     due January 1, 2022                                                             1,000,000           990,000
Du Page & Will Counties Community School
     District #204, 7.25%,
  due December 30, 2004                                                                500,000           559,375
Metro Pier & Expo Tax Authority, 5.375%,
     due December 15, 2017                                                           1,000,000         1,012,500
University of Illinois, 5.00%,
     due August 15, 2012                                                             1,000,000         1,018,750
University of Illinois, 5.50%,
     due August 15, 2013                                                             1,000,000         1,044,040

INDIANA
Indiana Bond Bank Special Program,
     Series 94 A-1, 5.60%,
     due August 1, 2015                                                                500,000           515,000
Kokomo Center, 6.75%,
     due July 15, 2007                                                                 250,000           282,187

LOUISIANA
St. Tammany Parish Hospital Service District #2
  (Slidell Memorial Hospital & Medical Center),
  6.125%, due October 1, 2011                                                          500,000           542,500

MASSACHUSETTS
Foxborough, 6.00%,
     due June 1, 2014                                                                1,000,000         1,101,250
Framingham, 6.00%,
     due March 1, 2015                                                                 500,000           545,000
Massachusetts Health & Education, 5.75%,
     due July 1, 2012                                                                1,000,000         1,073,750
Massachusetts Health & Education, Series D, 5.75%,
     due July 1, 2014                                                                  500,000           526,250
Massachusetts State Consolidated Loan, 5.75%,
     due February 1, 2007                                                              500,000           541,250

MICHIGAN
Hartland, 6.00%,
     due May 1, 2020                                                                 1,000,000         1,112,500
Howell Public Schools, 5.25%,
     due May 1, 2015                                                                 1,430,000         1,465,750
Jackson Public Schools, 6.00%,
     due May 1, 2013                                                                 1,000,000         1,092,500

NEVADA
Washoe County (Reno Sparks Bowling Facility),
     Series A, 5.40%, due July 1, 2006                                                 500,000           528,750

NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
     (Franklin Pierce Law Center),
     5.50%, due July 1, 2018                                                           500,000           479,375

NEW JERSEY
New Jersey Turnpike, 10.375%,
     due January 1, 2003                                                                60,000            62,305

NEW YORK
New York City Transportation B Future, 5.50%,
     due February 1, 2016                                                            1,000,000         1,036,250
New York Medical Care Finance Agency,
     Series F, 6.00%, due August 15, 2002                                              500,000           513,190
New York Medical Care Finance Agency,
     Series A, 5.40%,
     due August 15, 2004                                                                20,000            20,092
New York State Thruway Authority Highway, 5.50%,
     due April 1, 2005                                                                 500,000           533,750

OHIO
Cleveland Airport, 5.25%,
     due January 1, 2019                                                             1,000,000           996,250
Cleveland Waterworks, 5.375%,
     due January 1, 2015                                                             1,000,000         1,031,250
Columbus City School District (Pre-refunded 12/1/02),
  6.65%, due December 1, 2012                                                          500,000           532,620
Ohio Public Facilities, 5.125%,
     due June 1, 2011                                                                1,000,000         1,046,250

RHODE ISLAND
Rhode Island Depositors Economic Protection Corp.,
     Series B, 5.80%, due August 1, 2009                                               500,000           548,750

TEXAS
Frisco Independent School District, 6.50%,
     due August 15, 2015                                                             1,000,000         1,113,750
Plano Independent School District, 5.375%,
     due February 15, 2016                                                           1,000,000         1,017,500
San Antonio Electric & Gas, 5.75%,
     due February 1, 2015                                                              500,000           527,500

WASHINGTON
Tacoma Conservation System Project
     (Tacoma Public Utilities), 6.50%,
     due January 1, 2012                                                               500,000           536,250
Seattle Municipal Light & Power, 5.625%,
     due December 1, 2016                                                            1,000,000         1,030,000
Seattle Water System, 5.75%,
     due July 1, 2023                                                                1,000,000         1,037,500
Washington Public Power Supply System
     Nuclear Project #2, Series B, 5.10%,
     due July 1, 2004                                                                  500,000           522,500

WISCONSIN
Milwaukee Metropolitan Sewer District, Series A, 6.00%,
     due October 1, 2007                                                               500,000           550,000

TOTAL MUNICIPAL SECURITIES-- 98.17%                                                                   34,575,891
(Cost $33,586,954)

REPURCHASE AGREEMENT-- 2.09%
UMB Bank, n.a., 1.00%,
     due January 2, 2002
     (Collateralized by Federal National Mortgage
     Association Discount Notes, due January 18, 2002
     with a value of $750,339)                                                         735,000           735,000
(Cost $735,000)

TOTAL INVESTMENTS-- 100.26%                                                                           35,310,891
(Cost $34,321,954)

Other assets less liabilities-- (0.26%)                                                                 (90,060)

TOTAL NET ASSETS-- 100.00%                                                                       $    35,220,831

The identified cost of investments owned at December 31, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $988,937, which is comprised of unrealized appreciation of $1,210,171 and unrealized depreciation of $221,234.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2001 (unaudited)
(in thousands except per share data)
                                                                    BABSON           BABSON                 BABSON
                                                                  ENTERPRISE       ENTERPRISE               GROWTH
                                                                     FUND            FUND II                 FUND
ASSETS:
   Investments, at cost                                         $     107,112       $  42,799           $    251,747
   Investments, at value                                        $     131,637       $  54,683           $    291,961
   Cash denominated in foreign
     currencies (cost $56)                                               --                --                     --
   Cash                                                                  --                --                      2
   Receivables:
     Investments sold                                                   714               142                     --
     Dividends                                                           92                60                    257
     Interest                                                            --                --                     --
     Fund shares sold                                                 1,131                20                      7
     Foreign tax                                                         --                --                     --
     Other                                                               --                --                     --
   Prepaid registration fees                                             --                --                     --
       Total assets                                                 133,574            54,905                292,227

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                       668                29                     --
   Payables:
     Management fees                                                    119                58                    207
     Registration fees                                                   --                --                     --
     Custody fees                                                        --                --                     --
     Dividends                                                           --                --                     --
     Investments purchased                                            1,900                12                     --
     Fund share redemptions                                              --                --                     --
     Foreign tax withholding                                             --                --                     --
     Other                                                               --                --                     --
       Total liabilities                                              2,687                99                    207

NET ASSETS                                                      $   130,887         $  54,806           $    292,020

NET ASSETS CONSIST OF:
   Capital (capital stock and
     paid-in capital)                                           $   103,914         $  42,084           $    299,967
   Accumulated undistributed net
     investment income (loss)                                            19              (17)                  (123)
   Accumulated net realized gain (loss)
     on sale of investments
     and foreign currency transactions                                2,430               855               (48,039)
   Net unrealized appreciation (depreciation)
     in value of investments and translation
     of assets and liabilities in
     foreign currency                                                24,524            11,884                 40,215

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                           $   130,887         $  54,806           $    292,020

Capital shares, $1.00 par value except for $0.01 Money Market and $0.10 Tax-Free
   Income:
   Authorized                                                        20,000            10,000                100,000

   Outstanding                                                        8,300             2,224                 26,378

NET ASSET VALUE PER SHARE                                       $     15.77         $   24.64           $      11.07

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2001 (unaudited)
(in thousands except per share data)
                                                                                    BABSON-
                                                                     BABSON      STEWART IVORY         BABSON
                                                     SHADOW           VALUE      INTERNATIONAL       BOND TRUST
                                                   STOCK FUND         FUND           FUND            PORTFOLIO L

ASSETS:
   Investments, at cost                       $         50,882  $        274,662        $  33,082        $   92,533
   Investments, at value                      $         64,287  $        431,717        $  31,228        $   94,212
   Cash denominated in foreign
     currencies (cost $56)                                  --                --               --              --
   Cash                                                     --               942              491             3,080

   Receivables:
     Investments sold                                       --                --              640             2,178
     Dividends                                              87               386                5                --
     Interest                                               --                 1               --             1,296
     Fund shares sold                                      818                99                1                --
     Foreign tax                                            --                --               74                --
     Other                                                  --                --               --                25
   Prepaid registration fees                                --                --               --                --
        Total assets                                    65,192           433,145           32,439           100,791

LIABILITIES AND NET ASSETS:
   Cash overdraft                                          145                --            1,757                --
   Payables:
     Management fees                                        41               346               26                76
     Registration fees                                      --                --               --                --
     Custody fees                                           --                --               52                --
     Dividends                                              --                --               --               431
     Investments purchased                                  --                --               --             3,066
     Fund share redemptions                                 --                --            1,082                --
     Foreign tax withholding                                --                --                1                --
     Other                                                  10                --               --                --
        Total liabilities                                  196               346            2,918             3,573

NET ASSETS                                    $         64,996  $        432,799        $  29,521        $   97,218

NET ASSETS CONSIST OF:
   Capital (capital stock and
     paid-in capital)                         $         51,298  $        303,424        $  35,878        $  100,675
   Accumulated undistributed net
     investment income (loss)                              107             1,063             (145)                1
   Accumulated net realized
     gain (loss) on sale of
     investments and foreign
     currency transactions                                 187          (28,742)           (4,360)          (5,137)
   Net unrealized appreciation
     (depreciation) in value
     of investments and translation
     of assets and liabilities
     in foreign currency                                13,404           157,054           (1,852)            1,679

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                         $         64,996  $        432,799        $   29,521       $   97,218

Capital shares, $1.00 par value:
   Authorized                                           10,000            50,000            10,000        Unlimited
   Outstanding                                           4,799            10,380             2,075           62,437

NET ASSET VALUE PER SHARE                     $          13.54  $          41.70        $    14.23       $     1.56

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2001 (unaudited)
(in thousands except per share data)
                                                                                                           BABSON
                                                                      BABSON            BABSON             TAX-FREE
                                                                    BOND TRUST       MONEY MARKET           INCOME
                                                                    PORTFOLIO S          FUND                FUND
ASSETS:
   Investments, at cost                                               $   29,938        $  37,944      $   34,322
   Investments, at value                                              $   30,492        $  37,944      $   35,311
   Cash denominated in foreign currencies
     (cost $56)                                                               --               --              --
   Cash                                                                    1,543              121              --

   Receivables:
     Investments sold                                                        588               --             510
     Dividends                                                                --               --              --
     Interest                                                                436               --             613
     Fund shares sold                                                          8               --              --
     Foreign tax                                                              --               --              --
     Other                                                                    91               34              --
   Prepaid registration fees                                                  --               --              --
        Total assets                                                      33,158           38,099          36,434

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                             --               --              15
   Payables:
     Management fees                                                          18               28              28
     Registration fees                                                        --               --               1
     Custody fees                                                             --               --              --
     Dividends                                                               146               38             120
     Investments purchased                                                 1,635               --           1,049
     Fund share redemptions                                                   --               --              --
     Foreign tax withholding                                                  --               --              --
     Other                                                                    --               --              --
        Total liabilities                                                  1,799               66           1,213

NET ASSETS                                                            $   31,359        $  38,033       $  35,221

NET ASSETS CONSIST OF:
   Capital (capital stock and
     paid-in capital)                                                 $   33,599        $  38,097       $  34,179
   Accumulated undistributed net investment
     income (loss)                                                            --              (1)              --
   Accumulated net realized gain (loss)
     on sale of investments
     and foreign currency transactions                                   (2,793)             (63)              53
   Net unrealized appreciation (depreciation)
     in value of investments and translation
     of assets and liabilities in
     foreign currency                                                        553              --              989

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                 $   31,359        $  38,033       $  35,221

Capital shares, $1.00 par value except for
  $0.01 Money Market and $0.10 Tax-Free Income:
   Authorized                                                          Unlimited        2,000,000         100,000

   Outstanding                                                             3,212           38,099           3,957

NET ASSET VALUE PER SHARE                                             $     9.76        $    1.00       $    8.90

See accompanying Notes to Financial Statements.

Statements of Operations

For The six months ended December 31, 2001 (unaudited)
(in thousands)

                                                                     BABSON            BABSON              BABSON
                                                                   ENTERPRISE         ENTERPRISE           GROWTH
                                                                      FUND             FUND II              FUND

INVESTMENT INCOME:
     Dividends                                                  $            839     $        332     $     1,144
     Interest                                                                129                9              47
     Foreign tax withheld                                                     --               --            (33)
                                                                             968              341           1,158

EXPENSES:
     Management fees                                                         718              347           1,245
     Registration fees                                                        15               15              36
     Custody and pricing service fees                                         --               --              --
     Professional fees                                                        --               --              --
        Total expenses before voluntary
              reduction of management fees                                   733              362           1,281
        Less: voluntary reduction
              of management fees                                              --               --              --
       Net expenses                                                          733              362           1,281
       Net investment income (loss)                                          235             (21)           (123)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
     Realized gain (loss) from:
       Investment transactions                                             2,756            (488)        (33,718)
       Foreign currency transactions                                          --               --              --
     Change in net unrealized appreciation (depreciation) from:
       Investments                                                         3,815          (1,536)             444
       Translation of assets and liabilities
          in foreign currencies                                               --               --              --
       Net gain (loss) on investments and
         foreign currency transactions                                     6,571          (2,024)        (33,274)
       Increase (decrease) in net assets
        resulting from operations                               $          6,806     $    (2,045)b    $  (33,397)

See accompanying Notes to Financial Statements.

Statements of Operations

For The six months ended December 31, 2001 (unaudited)
(in thousands)
                                                                                      BABSON-
                                                                                      STEWART            BABSON
                                                                   BABSON              IVORY              BOND
                                                 SHADOW             VALUE          INTERNATIONAL          TRUST
                                               STOCK FUND            FUND               FUND           PORTFOLIO L
INVESTMENT INCOME:
     Dividends                                $            380  $          4,660    $         163      $       --
     Interest                                               26               197                2           3,072
     Foreign tax withheld                                   --              (93)             (17)              --
                                                           406             4,764              148           3,072

EXPENSES:
     Management fees                                       230             2,147              183             475
     Registration fees                                      17                35               14              14
     Custody and pricing service fees                       --                --               92              --
     Professional fees                                      58                --               --              --
        Total expenses before
              voluntary reduction
            of management fees                             305             2,182              289             489
        Less: voluntary reduction
              of management fees                            --                --               --              --
       Net expenses                                        305             2,182              289             489
       Net investment income (loss)                        101             2,582            (141)           2,583

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
     Realized gain (loss) from:
       Investment transactions                             905           (3,139)          (1,643)           (223)
       Foreign currency transactions                        --                --          (1,767)              --
     Change in net unrealized appreciation
       (depreciation) from:
       Investments                                       1,685          (30,773)          (1,111)           1,675
       Translation of assets and liabilities
        in foreign currencies                               --                --                7              --
       Net gain (loss) on
        investments and foreign
        currency transactions                            2,590          (33,912)          (4,514)           1,452
       Increase (decrease) in net
        assets resulting
        from operations                       $          2,691  $       (31,330)    $     (4,655)      $    4,035

See accompanying Notes to Financial Statements.

Statements of Operations

For The six months ended december 31, 2001 (unaudited)
(in thousands)
                                                                                       BABSON            BABSON
                                                                     BABSON            MONEY            TAX-FREE
                                                                   BOND TRUST          MARKET             INCOME
                                                                   PORTFOLIO S          FUND               FUND

INVESTMENT INCOME:
     Dividends                                                  $             --   $           --     $        --
     Interest                                                                933              614             893
     Foreign tax withheld                                                     --               --              --
                                                                             933              614             893

EXPENSES:
     Management fees                                                         150              169             172
     Registration fees                                                         5               16               8
     Custody and pricing service fees                                         --               --              --
     Professional fees                                                        --               --              --
        Total expenses before voluntary
              reduction of management fees                                   155              185             180
        Less: voluntary reduction of
              management fees                                                 47               --              --
       Net expenses                                                          108              185             180
       Net investment income (loss)                                          825              429             713

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
     Realized gain (loss) from:
       Investment transactions                                              (87)               30             112
       Foreign currency transactions                                          --               --              --
     Change in net unrealized appreciation (depreciation) from:
       Investments                                                           454               --           (292)
       Translation of assets and liabilities
        in foreign currencies                                                 --               --              --
       Net gain (loss) on investments and foreign
        currency transactions                                                367               30           (180)
       Increase (decrease) in net assets
        resulting from operations                               $          1,192   $          459      $      533

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)
                                                              BABSON                       BABSON
                                                          ENTERPRISE FUND            ENTERPRISE FUND II
                                                   SIX MONTHS                     SIX MONTHS
                                                      ENDED           YEAR           ENDED              YEAR
                                                  DECEMBER 31,        ENDED      DECEMBER 31,           ENDED
                                                      2001           JUNE 30,        2001              JUNE 30,
                                                   (UNAUDITED)        2001        (UNAUDITED)       JUNE 30, 2001

OPERATIONS:
   Net investment income (loss)                    $       235       $       286     $       (21)       $      70
   Net realized gain (loss) from
     investments and foreign
     currency transactions                               2,756             7,067            (488)           7,360
   Change in net unrealized
     appreciation (depreciation)
     on investments and translation
     of assets and liabilities in
     foreign currencies during
     the period                                          3,815            13,552          (1,536)             915
       Net increase (decrease) in
        net assets           resulting from
        operations                                       6,806            20,905          (2,045)           8,345

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                 (434)             (156)             (27)            (52)
   Net realized gain from
     investment transactions                           (2,483)           (8,196)          (1,424)         (5,613)
       Total distributions to
        shareholders                                   (2,917)           (8,352)          (1,451)         (5,665)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                          25,399            51,173            3,821          19,189
   Reinvested distributions                              2,700             7,528            1,383           5,542
                                                        28,099            58,701            5,204          24,731
   Shares repurchased                                 (37,827)          (45,922)          (7,224)        (26,847)
       Net increase (decrease)
        from capital
        share transactions                             (9,728)            12,779          (2,020)         (2,116)
        Net increase (decrease)
          in net assets                                (5,839)            25,332          (5,516)             564
NET ASSETS:
   Beginning of period                                 136,726           111,394           60,322          59,758
   End of period                              $        130,887  $        136,726     $     54,806       $  60,322
   Undistributed net
     investment income
     at end of period                         $             19  $            218     $       (17)       $      31
Fund share transactions:
   Shares sold                                           1,680             3,542              159             745
Reinvested distributions                                   178               626               58             225
                                                         1,858             4,168              217             970
   Shares repurchased                                  (2,532)           (3,254)            (296)         (1,041)

       Net increase (decrease)
        in fund shares                                   (674)               914             (79)            (71)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)
                                                        BABSON GROWTH FUND              SHADOW STOCK FUND
                                                               FUND                           FUND
                                                   SIX MONTHS                     SIX MONTHS
                                                      ENDED           YEAR           ENDED              YEAR
                                                  DECEMBER 31,        ENDED      DECEMBER 31,           ENDED
                                                      2001           JUNE 30,        2001              JUNE 30,
                                                   (UNAUDITED)        2001        (UNAUDITED)       JUNE 30, 2001

OPERATIONS:
   Net investment income (loss)                   $       (123)   $        (703)   $       101         $      566
   Net realized gain (loss)
     from investments and foreign
     currency transactions                             (33,718)            6,089           905              1,211
   Change in net unrealized
     appreciation (depreciation)
     on investments and translation
     of assets and liabilities in
     foreign currencies
     during the period                                     444         (138,435)            1,685           6,013
       Net increase (decrease) in
        net assets resulting from
        operations                                    (33,397)         (133,049)            2,691           7,790

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                    --                --            (112)           (527)
   Net realized gain from
     investment transactions                           (6,394)          (74,806)          (1,029)         (2,661)
       Total distributions to
        shareholders                                   (6,394)          (74,806)          (1,141)         (3,188)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                           9,118            53,927           11,804          44,994
   Reinvested distributions                              5,913            69,369            1,085           2,972
                                                        15,031           123,296           12,889          47,966
   Shares repurchased                                 (29,868)          (93,470)         (11,605)        (35,846)
       Net increase (decrease)
        from capital
        share transactions                            (14,837)            29,826            1,284          12,120
        Net increase (decrease)
          in net assets                               (54,628)         (178,029)            2,834          16,722

NET ASSETS:
   Beginning of period                                 346,648           524,677           62,162          45,440
   End of period                              $        292,020  $        346,648   $       64,996      $   62,162
   Undistributed net
     investment income
     at end of period                         $          (123)  $             --   $          107      $      118

Fund share transactions:
   Shares sold                                             825             3,225              924           3,602
   Reinvested distributions                                537             5,131               83             269
                                                         1,362             8,356            1,007           3,871
   Shares repurchased                                  (2,689)           (5,792)            (906)         (2,879)

       Net increase (decrease)
        in fund shares                                 (1,327)             2,564              101             992

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)

                                                                                         BABSON-STEWART IVORY
                                                         BABSON VALUE FUND                INTERNATIONAL FUND
                                                   SIX MONTHS                        SIX MONTHS
                                                      ENDED           YEAR              ENDED              YEAR
                                                  DECEMBER 31,        ENDED          DECEMBER 31,          ENDED
                                                      2001           JUNE 30,           2001              JUNE 30,
                                                   (UNAUDITED)        2001           (UNAUDITED)       JUNE 30, 2001

OPERATIONS:
   Net investment income (loss)                   $      2,582      $      6,953     $      (141)    $      (112)
   Net realized gain (loss) from
     investments and foreign
     currency transactions                             (3,139)          (11,544)          (3,410)           (440)
   Change in net unrealized
     appreciation (depreciation)
     on investments and translation
     of assets and liabilities in
     foreign currencies
     during the period                                (30,773)            98,794          (1,104)        (24,081)
       Net increase (decrease)
        in net assets resulting
        from operations                               (31,330)            94,203          (4,655)        (24,633)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                               (1,910)          (10,399)               --              --
   Net realized gain from
     investment transactions                           (7,008)           (2,314)               --         (1,585)
       Total distributions to
        shareholders                                   (8,918)          (12,713)               --         (1,585)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                          18,987            47,381           31,602         260,286
   Reinvested distributions                              8,525            12,211               --           1,440
                                                        27,512            59,592           31,602         261,726

Shares repurchased                                    (50,282)         (173,734)         (48,514)       (269,462)
       Net increase (decrease)
        from capital
        share transactions                            (22,770)         (114,142)         (16,912)         (7,736)
        Net increase (decrease)
          in net assets                               (63,018)          (32,652)         (21,567)        (33,954)

NET ASSETS:
   Beginning of period                                 495,817           528,469           51,088          85,042
   End of period                                  $    432,799      $    495,817     $     29,521    $     51,088
   Undistributed net investment
     income at end of period                      $      1,063      $        391     $       (145)   $         --

Fund share transactions:
   Shares sold                                             501             1,418            2,203          12,912
   Reinvested distributions                                163               290               --              72
                                                           664             1,708            2,203          12,984

   Shares repurchased                                  (1,199)           (4,427)          (3,336)        (13,382)

       Net increase (decrease)
        in fund shares                                   (535)           (2,719)          (1,133)           (398)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)
                                                                                         BABSON BOND TRUST
                                                                                            PORTFOLIO L
                                                                                    SIX MONTHS
                                                                                       ENDED            YEAR
                                                                                   DECEMBER 31,         ENDED
                                                                                       2001            JUNE 30,
                                                                                    (UNAUDITED)         2001
OPERATIONS:
   Net investment income                                                              $     2,583      $    5,949
   Net realized gain (loss) from
     investments                                                                            (223)             396
   Change in net unrealized appreciation
     (depreciation) on investments
      during the period                                                                     1,675           3,228
      Net increase in net assets
       resulting from operations                                                            4,035           9,573

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                  (2,679)         (5,949)
   Net realized gain from investment transactions                                              --              --
      Total from distributions to shareholders                                            (2,679)         (5,949)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                              4,128          10,231
   Shares issued in connection with acquisition of
     Money Market Fund (Federal Portfolio)                                                     --              --
   Shares issued in connection with acquisition of
     Tax-Free Income Fund (Portfolio S)                                                        --              --
   Reinvested distributions                                                                 2,255           4,930
                                                                                            6,383          15,161
   Shares repurchased                                                                     (7,811)        (21,603)
      Net increase (decrease) from capital
       share transactions                                                                 (1,428)         (6,442)
       Net increase (decrease) in net assets                                                 (72)         (2,818)

NET ASSETS:
   Beginning of period                                                                     97,290         100,108
   End of period                                                                        $  97,218       $  97,290
   Undistributed net investment income
     at end of period                                                                   $       1       $       1
Fund share transactions:
   Shares sold                                                                              2,636           6,871
   Shares issued in connection with acquisition of
     Money Market Fund (Federal Portfolio)                                                     --              --
   Shares issued in connection with acquisition of
     Tax-Free Income Fund (Portfolio S)                                                        --              --
   Reinvested distributions                                                                 1,434           3,246
                                                                                            4,070          10,117
   Shares repurchased                                                                     (4,996)        (14,366)

      Net increase (decrease) in fund shares                                                (926)         (4,249)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)
                                                        BABSON BOND TRUST                     BABSON
                                                           PORTFOLIO S                   MONEY MARKET FUND
                                                   SIX MONTHS                     SIX MONTHS
                                                      ENDED           YEAR           ENDED              YEAR
                                                  DECEMBER 31,        ENDED      DECEMBER 31,           ENDED
                                                      2001           JUNE 30,        2001              JUNE 30,
                                                   (UNAUDITED)        2001        (UNAUDITED)       JUNE 30, 2001

OPERATIONS:
   Net investment income                      $            825  $          1,878   $          429    $      2,057
   Net realized gain (loss)
     from investments                                     (87)                35               30            (85)
   Change in net unrealized
     appreciation (depreciation)
     on investments during
     the period                                            454               974               --              --
       Net increase in net
        assets resulting
        from operations                                  1,192             2,887              459           1,972
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                 (884)           (1,878)            (430)         (2,057)
   Net realized gain from
     investment transactions                                --                --               --              --
       Total from distributions
        to shareholders                                  (884)           (1,878)            (430)         (2,057)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                           3,929             7,630           21,581          43,573
   Shares issued in connection
     with acquisition of Money
     Market Fund
     (Federal Portfolio)                                    --                --               --           7,639
   Shares issued in connection with
     acquisition of Tax-Free
     Income Fund (Portfolio S)                              --                --               --              --
   Reinvested distributions                                795             1,657              405           2,061
                                                         4,724             9,287           21,986          53,273
   Shares repurchased                                  (4,027)          (10,062)         (23,781)        (51,959)
       Net increase (decrease)
        from capital
        share transactions                                 697             (775)          (1,795)           1,314
        Net increase (decrease)
          in net assets                                  1,005               234          (1,766)           1,229
NET ASSETS:
   Beginning of period                                  30,354            30,120           39,799          38,570
   End of period                              $         31,359  $         30,354   $       38,033    $     39,799
   Undistributed net
     investment income
     at end of period                         $             --  $             --   $          (1)    $         --
Fund share transactions:
   Shares sold                                             400               795           21,581          43,573
   Shares issued in connection
     with acquisition of
     Money Market Fund
     (Federal Portfolio)                                    --                --               --           7,639
   Shares issued in connection
     with acquisition of Tax-Free
     Income Fund (Portfolio S)                              --                --               --              --
   Reinvested distributions                                 80               173              405           2,061
                                                           480               968           21,986          53,273
   Shares repurchased                                    (409)           (1,049)         (23,780)        (51,956)
       Net increase (decrease)
        in fund shares                                      71              (81)          (1,794)           1,317

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

(in thousands)
                                                                                               BABSON
                                                                                         TAX-FREE INCOME FUND
                                                                                     SIX MONTHS
                                                                                        ENDED              YEAR
                                                                                     DECEMBER 31,          ENDED
                                                                                        2001              JUNE 30,
                                                                                     (UNAUDITED)            2001
OPERATIONS:
   Net investment income                                                             $        713   $       1,347
   Net realized gain (loss) from investments                                                  112             150
   Change in net unrealized appreciation (depreciation)
     on investments during the period                                                       (292)           1,253
      Net increase in net assets
         resulting from operations                                                            533           2,750

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                    (713)         (1,347)
   Net realized gain from investment transactions                                              --           (101)

      Total from distributions to shareholders                                              (713)         (1,448)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                              4,142           4,221
   Shares issued in connection with acquisition of
     Money Market Fund (Federal Portfolio)                                                     --              --
   Shares issued in connection with acquisition of
     Tax-Free Income Fund (Portfolio S)                                                        --          13,491
   Reinvested distributions                                                                   424             803
                                                                                            4,566          18,515
   Shares repurchased                                                                     (4,021)         (9,127)
      Net increase (decrease) from capital
       share transactions                                                                     545           9,388
       Net increase (decrease) in net assets                                                  365          10,690

NET ASSETS:
   Beginning of period                                                                     34,856          24,166
   End of period                                                                     $     35,221   $      34,856
   Undistributed net investment income
     at end of period                                                                $         --   $          --
Fund share transactions:
   Shares sold                                                                                457             486
   Shares issued in connection with acquisition of
     Money Market Fund (Federal Portfolio)                                                     --              --
   Shares issued in connection with acquisition of
     Tax-Free Income Fund (Portfolio S)                                                        --           1,544
   Reinvested distributions                                                                    47              91
                                                                                              504           2,121
   Shares repurchased                                                                       (439)         (1,034)
      Net increase (decrease) in fund shares                                                   65           1,087

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth
Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International
Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson
Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond
Trust (comprising of Portfolio L and S) is of a series type. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the relative net assets of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income (see Note 2 "Change In Accounting Principle").

C. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts -- The Babson-Stewart Ivory International
Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

E. Repurchase Agreements -- The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems creditworthy under guidelines approved by the Funds'
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

F. Federal and State Taxes -- The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

As of June 30, 2001, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are as follows:

                                                     CAPITAL LOSS
FUND                                                 CARRYFORWARDS               EXPIRES
Value                                             $    13,032,637                  2009
Bond - Portfolio L                                        970,985                  2002
Bond - Portfolio L                                        423,327                  2003
Bond - Portfolio L                                      1,367,653                  2004
Bond - Portfolio L                                        545,666                  2005
Bond - Portfolio L                                        104,840                  2008
Bond - Portfolio L                                      1,268,050                  2009
Bond - Portfolio S                                        579,476                  2002
Bond - Portfolio S                                        388,485                  2003
Bond - Portfolio S                                        577,562                  2004
Bond - Portfolio S                                        442,862                  2005
Bond - Portfolio S                                        115,326                  2008
Bond - Portfolio S                                        377,379                  2009
Money Market                                                   81                  2002
Money Market                                                6,722                  2003
Money Market                                                  306                  2005
Money Market                                                  136                  2006
Money Market                                                1,135                  2008
Money Market                                                   45                  2009
Tax-Free Income                                            58,674                  2008

As of June 30, 2001, for federal income tax purposes, the Funds designate capital gain dividends as follows:

FUND
Enterprise                                  $         6,376,335
Enterprise II                                         6,713,796
Growth                                               65,422,416
Shadow Stock                                          3,217,953
Value                                                 2,314,106
Tax-Free Income                                         100,546

G. Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. These differences are primarily due to losses deferred due to wash sales, post-October loss deferrals, foreign currency transactions and the use of equalization for income tax purposes and losses deferred.

H. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective July 1, 2001, the Funds adopted the provisions of the
AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to July 1, 2001, the Funds did not amortize premiums on debt securities. The accounting principle effected the Babson Bond
Portfolio L and S. The cumulative effect of this accounting change had no impact on total net assets of the two Portfolios, but resulted in a $136,801 and
$140,398 reduction in cost of securities and a corresponding $136,801 and
$140,398 increase in net unrealized appreciation for Portfolio L and Portfolio
S, respectively, based on securities held on July 1, 2001.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $96,038 and $59,127, increase net unrealized appreciation by $90,964 and $58,977, and increase net realized gain by $5,344 and $150 for Portfolio L and S, respectively. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Custody and pricing fees for the Stewart
Ivory International Fund are incurred in addition to the management fees charged. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                                               AVERAGE DAILY NET               ANNUAL RATE
FUND                                            ASSETS OF FUND                 PERCENTAGE
Enterprise and                               Up to $30 million                      1.5%
Enterprise II                                Over $30 million                       1.0%
Shadow Stock                                                                        1.0%
Growth                                       Up to $250 million                     .85%
                                             Over $250 million                      .70%
Value, Tax-Free Income,
Bond Trust (Portfolio L
and S) and Stewart Ivory
International                                    .95%
Money Market                                     .85%

During the period from May 1, 1988 to March 31, 2003, management fees for Bond
Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

4. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended December 31, 2001 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
Purchases                                                       $         26,365,627
Proceeds from sales                                                       38,902,441

Babson Enterprise Fund II:
Purchases                                                       $          6,269,023
Proceeds from sales                                                        9,627,327

Babson Growth Fund:
Purchases                                                       $         48,355,219
Proceeds from sales                                                       58,766,966

Shadow Stock Fund:
Purchases                                                       $          9,363,506
Proceeds from sales                                                       10,421,812

Babson Value Fund:
Purchases                                                       $         56,412,519
Proceeds from sales                                                      111,430,875

Babson-Stewart Ivory International Fund:
Purchases                                                       $          9,303,241
Proceeds from sales                                                       22,972,460

Babson Bond Trust - Portfolio L:
Purchases                                                       $         25,433,619
Proceeds from sales                                                       25,389,910

Babson Bond Trust - Portfolio S:
Purchases                                                       $          8,773,439
Proceeds from sales                                                        5,957,450

Babson Tax-Free Income Fund:
Purchases                                                       $          3,145,200
Proceeds from sales                                                        2,665,800

Financial Highlights

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                          SIX
                                        MONTHS                            SEVEN
                                         ENDED             YEARS          MONTHS                 YEARS
                                      DECEMBER 31,         ENDED           ENDED                 ENDED
                                          2001            JUNE 30,        JUNE 30,            NOVEMBER 30,
                                      (UNAUDITED)    2001        2000      1999       1998       1997      1996
Net asset value,
     beginning of
     period                              $15.24     $13.82     $14.72     $16.63     $21.22    $18.51     $17.35

  Income from investment
     operations:
     Net investment
         income                             .03        .03        .03        .03       .04        .06        .06
     Net gains (losses)
         on securities
         (both realized
         and unrealized)                    .86       2.46        .18        .58    (2.15)       5.31       3.06

Total from investment
     operations                             .89       2.49        .21        .61    (2.11)       5.37       3.12
  Less distributions:
     Dividends from net
         investment income                (.05)      (.02)      (.04)      (.05)      (.06)        --      (.12)
     Distributions from
         capital gains                    (.31)     (1.05)     (1.07)     (2.47)    (2.42)     (2.66)     (1.84)
  Total distributions                     (.36)     (1.07)     (1.11)     (2.52)    (2.48)     (2.66)     (1.96)

Net asset value,
     end of period                       $15.77     $15.24     $13.82     $14.72    $16.63     $21.22     $18.51

Total return*                             5.96%     20.08%      2.84%      4.70%  (11.05%)     33.49%     20.17%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                       $  131     $  137     $  111     $  155    $  179     $  216     $  202
Ratio of expenses to
     average net
     assets**                             1.14%      1.15%      1.14%      1.11%     1.09%      1.08%      1.08%
Ratio of net investment
     income to average
     net assets**                          .37%       .25%       .15%       .32%      .29%       .30%       .35%
Portfolio turnover
     rate                                   21%        55%        32%        12%       22%        22%        24%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock outstanding throughout each period.

                                         SIX
                                       MONTHS                            SEVEN
                                        ENDED             YEARS          MONTHS                 YEARS
                                    DECEMBER 31,          ENDED           ENDED                 ENDED
                                        2001             JUNE 30,        JUNE 30,             NOVEMBER 30,
                                    (UNAUDITED)      2001        2000      1999       1998       1997      1996
Net asset value,
     beginning of period                 $26.19     $25.18     $24.48     $23.20    $26.70     $22.75     $19.19

  Income from investment operations:
     Net investment
         income                           (.01)        .04        .02        .03       .10        .08        .11
     Net gains (losses)
         on securities
         (both realized
         and unrealized)                  (.87)       3.63       1.30       2.37    (1.50)       6.97       4.45
  Total from investment
     operations                           (.88)       3.67       1.32       2.40    (1.40)       7.05       4.56

  Less distributions:
     Dividends from net
         investment income                (.01)      (.03)      (.02)      (.05)      (.05)     (.11)      (.05)
     Distributions from
         capital gains                    (.66)     (2.63)      (.60)     (1.07)    (2.05)     (2.99)      (.95)
  Total distributions                     (.67)     (2.66)      (.62)     (1.12)    (2.10)     (3.10)     (1.00)

Net asset value,
     end of period                       $24.64     $26.19     $25.18     $24.48    $23.20     $26.70     $22.75

Total return*                           (3.29%)     15.54%      5.63%     11.03%   (5.61%)     35.29%     25.04%

Ratios/Supplemental Data
Net assets,
     end of period
     (in millions)                       $   55     $   60     $   60     $   77    $   83     $   82     $   46
Ratio of expenses to
     average net assets**                 1.33%      1.30%      1.27%      1.23%      1.22%     1.28%      1.38%
Ratio of net investment income
     (loss) to average
     net assets**                        (.08%)       .12%       .08%       .11%      .40%       .27%       .55%
Portfolio turnover
     rate                                   12%        41%        23%        14%       25%        25%        30%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON GROWTH FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                      SIX MONTHS
                                          ENDED
                                      DECEMBER 31,
                                          2001                    YEARS ENDED JUNE 30,
                                      (UNAUDITED)    2001      2000       1999       1998      1997

Net asset value,
     beginning of period                 $12.51     $20.87    $ 20.01    $ 20.77   $ 17.80    $ 14.42

  Income from investment operations:
     Net investment
         income (loss)                       --      (.03)      (.04)        .02       .06        .09
     Net gains (losses) on
         securities (both realized
         and unrealized)                 (1.19)     (5.22)       4.00       3.25      4.41       4.16
  Total from investment
     operations                          (1.19)     (5.25)       3.96       3.27      4.47       4.25

  Less distributions:
     Dividends from net
         investment income                   --        --         --       (.02)     (.06)      (.09)
     Distributions from
         capital gains                    (.25)     (3.11)     (3.10)     (4.01)    (1.44)      (.78)
  Total distributions                     (.25)     (3.11)     (3.10)     (4.03)    (1.50)      (.87)

Net asset value,
     end of period                       $11.07     $12.51     $20.87     $20.01    $20.77     $17.80

Total return*                           (9.54%)   (26.27%)     20.69%     17.04%    26.73%     30.10%

Ratios/Supplemental Data
Net assets,
     end of period
     (in millions)                       $  292     $  347     $  525     $  490    $  451      $ 365
Ratio of expenses to
     average net assets**                  .85%       .80%       .79%       .79%      .80%       .83%
Ratio of net investment income
     (loss) to average
     net assets**                        (.08%)     (.16%)     (.18%)       .09%      .30%       .61%
Portfolio turnover
     rate                        17%        64%        62%        39%        35%       20%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

SHADOW STOCK FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,
                                                   2001                   YEARS ENDED JUNE 30,
                                                (UNAUDITED)    2001      2000       1999       1998      1997

Net asset value,
     beginning of period                            $13.23     $12.26     $12.06    $13.24     $12.57    $ 11.31

  Income from investment operations:
     Net investment income                             .02        .13        .09       .11        .08        .12
     Net gains (losses) on securities
         (both realized and
         unrealized)                                   .53       1.74       1.04     (.24)       2.54       2.44
  Total from investment operations                     .55       1.87       1.13      (.13)      2.62       2.56

  Less distributions:
     Dividends from net
         investment income                           (.02)      (.13)      (.07)     (.07)      (.10)      (.09)
     Distributions from
         capital gains                               (.22)      (.77)      (.86)     (.98)     (1.85)     (1.21)
  Total distributions                                (.24)      (.90)      (.93)    (1.05)     (1.95)     (1.30)

Net asset value, end of period                      $13.54     $13.23     $12.26    $12.06     $13.24     $12.57

Total return*                                        4.27%     16.82%      9.91%    (.25%)     21.98%     23.63%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                                  $   65     $   62      $  45     $  50      $  52      $  41
Ratio of expenses to average
     net assets**                                    1.06%      1.03%      1.07%     1.10%      1.16%      1.13%
Ratio of net investment income to
     average net assets**                             .35%      1.20%       .66%      .97%       .56%      1.00%
Portfolio turnover rate                                16%        29%        18%       21%        43%         0%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON VALUE FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                         SIX
                                       MONTHS                           SEVEN
                                        ENDED            YEARS          MONTHS                 YEARS
                                    DECEMBER 31,         ENDED          ENDED                  ENDED
                                        2001            JUNE 30,       JUNE 30,              NOVEMBER 30,
                                    (UNAUDITED)    2001        2000      1999       1998       1997      1996

Net asset value,
     beginning of period                 $45.43     $38.76     $51.36     $47.42    $47.73     $38.65    $31.78

  Income from investment operations:
     Net investment
         income                             .25        .65       1.27        .45       .62        .51        .55
     Net gains (losses)
         on securities
         (both realized and
         unrealized)                     (3.13)       7.12     (9.35)       5.90      1.09       9.65       7.20
  Total from investment
     operations                          (2.88)       7.77     (8.08)       6.35      1.71      10.16       7.75

  Less distributions:
     Dividends from net
         investment income                (.18)      (.90)      (.96)      (.44)      (.56)     (.47)      (.53)
     Distributions from
         capital gains                    (.67)      (.20)     (3.56)     (1.97)    (1.46)      (.61)      (.35)
  Total distributions                     (.85)     (1.10)     (4.52)     (2.41)    (2.02)     (1.08)      (.88)

Net asset value,
     end of period                       $41.70     $45.43     $38.76     $51.36    $47.42     $47.73     $38.65

Total return*                           (6.26%)     20.30%   (15.93%)     14.14%     3.85%     26.89%     24.91%

Ratios/Supplemental Data
Net assets,
     end of period
     (in millions)                        $ 433     $  496     $  528     $1,244    $1,494     $1,419      $ 764
Ratio of expenses
     to average
     net assets**                          .97%       .96%       .96%       .96%      .98%       .97%       .96%
Ratio of net
     investment
     income  to average
     net assets**                         1.14%      1.38%      2.41%      1.05%     1.28%      1.22%      1.63%
Portfolio turnover
     rate                                   13%        27%        18%        13%       42%        17%        11%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                               SIX MONTHS
                                                  ENDED
                                               DECEMBER 31,
                                                   2001                      YEARS ENDED JUNE 30,
                                                (UNAUDITED)    2001      2000       1999       1998      1997

Net asset value,
     beginning of period                            $15.93     $23.59     $19.48    $19.65     $19.53     $18.04

  Income from investment operations:
     Net investment income (loss)                    (.07)      (.03)      (.04)        .03       .08        .07
     Net gains (losses) on
         securities (both realized
         and unrealized)                            (1.63)     (7.19)       4.45       .66       1.07       1.70
  Total from investment
     operations                                     (1.70)     (7.22)       4.41       .69       1.15       1.77

  Less distributions:
     Dividends from net
         investment income                              --         --         --     (.04)      (.07)      (.05)
     Distributions from
         capital gains                                  --      (.44)      (.30)     (.82)      (.96)      (.23)
  Total distributions                                   --      (.44)      (.30)     (.86)     (1.03)      (.28)

Net asset value,
     end of period                                  $14.23     $15.93     $23.59    $19.48     $19.65     $19.53

Total return*                                     (10.67%)   (30.97%)     22.64%     3.76%      6.48%      9.91%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                                   $  30      $  51      $  85    $   89      $ 104      $ 111
Ratio of expenses to average
     net assets**                                    1.50%      1.23%      1.24%     1.23%      1.16%      1.19%
Ratio of net investment
     income (loss) to
     average net assets**                           (.73%)     (.15%)     (.06%)      .24%       .37%       .47%
Portfolio turnover rate                                26%        49%        47%       51%        48%        40%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock outstanding throughout each period.

                                         SIX
                                       MONTHS                            SEVEN
                                        ENDED            YEARS           MONTHS               YEARS
                                    DECEMBER 31,         ENDED           ENDED                ENDED
                                        2001(a)         JUNE 30,       JUNE 30,            NOVEMBER 30,
                                    (UNAUDITED)    2001        2000      1999       1998       1997      1996
Net asset value,
     beginning of period                $ 1.54      $ 1.48     $ 1.52     $ 1.59    $ 1.56     $ 1.55     $ 1.58

  Income from investment operations:
     Net investment
         income                             .04        .09        .09        .05       .09        .10        .11
     Net gains (losses) on
         securities (both realized
         and unrealized)                    .02        .06      (.04)      (.07)       .03        .01      (.03)
  Total from investment
     operations                             .06        .15        .05      (.02)       .12        .11        .08

  Less distributions:
     Dividends from net
         investment income                (.04)      (.09)      (.09)      (.05)      (.09)     (.10)      (.11)
     Distributions from
         capital gains                       --         --         --         --        --         --         --
  Total distributions                     (.04)      (.09)      (.09)      (.05)     (.09)      (.10)      (.11)

Net asset value,
     end of period                       $ 1.56     $ 1.54     $ 1.48     $ 1.52    $ 1.59     $ 1.56     $ 1.55

Total return*                             4.05%     10.45%      3.54%    (1.16%)     8.13%      7.26%      5.17%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                      $    97    $    97     $  100     $  121    $  128     $  132      $ 142
Ratio of expenses to
     average net assets**                  .98%       .98%       .98%       .97%       .97%      .97%       .97%
Ratio of net investment
     income to average
     net assets**                         5.17%      5.98%      6.14%      5.73%     5.93%      6.38%      6.96%
Portfolio turnover rate                     25%        38%        26%        38%        43%       59%        61%

(a)As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.36% to 5.17%. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock outstanding throughout each period.

                                         SIX
                                        MONTHS                            SEVEN
                                         ENDED            YEARS          MONTHS                YEARS
                                      DECEMBER 31,        ENDED           ENDED                ENDED
                                          2001(a)        JUNE 30,       JUNE 30,             NOVEMBER 30,
                                      (UNAUDITED)    2001        2000      1999       1998       1997      1996

Net asset value,
     beginning of period                  $9.66      $9.35      $9.60      $9.91     $9.78      $9.77      $9.90

  Income from investment operations:
     Net investment income                  .28        .59        .58        .33        .58       .62        .69
     Net gains (losses) on
         securities (both realized
         and unrealized)                    .10        .31      (.25)      (.31)       .13        .01      (.13)
  Total from investment
     operations                             .38        .90        .33        .02       .71        .63        .56

  Less distributions:
     Dividends from net
         investment income                (.28)      (.59)      (.58)      (.33)      (.58)     (.62)      (.69)
     Distributions from
         capital gains                       --         --         --         --        --         --         --
  Total distributions                     (.28)      (.59)      (.58)      (.33)     (.58)      (.62)      (.69)

Net asset value,
     end of period                        $9.76      $9.66      $9.35      $9.60     $9.91      $9.78      $9.77

Total return*                             3.90%      9.85%      3.55%       .15%     7.47%      6.70%      5.96%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                        $  31      $  30      $  30       $ 37     $  38       $ 41      $  34
Ratio of expenses to
     average net assets**                  .68%       .68%       .68%       .67%       .67%      .66%       .66%
Ratio of net investment
     income to average
     net assets**                         5.21%      6.16%      6.12%      5.75%      5.90%     6.42%      7.10%
Ratio of expenses to
     average net assets
     before voluntary reduction
     of management fee **                  .98%       .98%       .98%       .97%       .97%      .97%       .96%
Portfolio turnover rate                     19%        39%        35%        54%        60%       65%        48%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

(a)As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.58% to 5.21%. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

BABSON MONEY MARKET FUND(a)

Condensed data for a share of capital stock outstanding throughout each period.

                                               SIX MONTHS
                                                  ENDED
                                               DECEMBER 31,
                                                   2001                     YEARS ENDED JUNE 30,
                                                (UNAUDITED)    2001      2000       1999       1998      1997

Net asset value,
     beginning of period                             $1.00      $1.00      $1.00     $1.00      $1.00      $1.00

  Income from investment operations:
     Net investment income                             .01        .05        .05       .04        .05        .05

  Less distributions:
     Dividends from net
     investment income                               (.01)      (.05)      (.05)     (.04)      (.05)      (.05)

Net asset value, end of period                       $1.00      $1.00      $1.00     $1.00      $1.00      $1.00

Total return*                                        1.09%      5.13%      4.97%     4.38%      4.82%      4.61%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                                    $ 38      $  40      $ 39      $ 39        $ 37       $ 38
Ratio of expenses to
     average net assets**                             .93%       .90%       .88%      .88%       .91%       .92%
Ratio of net investment income to
     average net assets**                            2.16%      5.01%      4.86%     4.30%      4.73%      4.58%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

(a)The financial highlights for the Babson Money Market Fund as set forth herein evaluate the historical financial highlights of the Prime Portfolio.
The assets of the Federal Portfolio were acquired by the Prime Portfolio on
October 31, 2000.

See accompanying Notes to Financial Statements.

BABSON TAX-FREE INCOME FUND(b)

Condensed data for a share of capital stock outstanding throughout each period.

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,
                                                   2001                      YEARS ENDED JUNE 30,
                                                (UNAUDITED)    2001      2000       1999       1998      1997

Net asset value,
     beginning of period                            $ 8.96      $8.62      $8.91     $9.22      $8.96      $8.74

  Income from investment operations:
     Net investment income                             .18        .37        .39       .40        .40        .42
     Net gains (losses) on
         securities (both realized
         and unrealized)                             (.06)        .38      (.21)     (.24)        .28        .24
  Total from investment
     operations                                        .12        .75        .18       .16        .68        .66

  Less distributions:
     Dividends from net
         investment income                           (.18)      (.37)      (.39)     (.40)      (.40)      (.42)
     Distributions from
         capital gains                                  --      (.04)      (.08)     (.07)      (.02)      (.02)
  Total distributions                                (.18)      (.41)      (.47)     (.47)      (.42)      (.44)

Net asset value,
     end of period                                  $ 8.90      $8.96      $8.62     $8.91      $9.22      $8.96

Total return*                                        1.32%      8.89%      2.18%      1.70%     7.82%      7.69%

Ratios/Supplemental Data
Net assets, end of period
     (in millions)                                   $  35      $  35     $   24    $   26     $   27      $  27
Ratio of expenses to
     average net assets**                             .99%      1.00%      1.01%     1.03%      1.06%      1.01%
Ratio of net investment income
     to average net assets**                         3.93%      4.19%      4.53%     4.36%      4.46%      4.71%
Portfolio turnover rate                                 7%        27%        48%        9%        18%        21%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

(b)The financial highlights for the Babson Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L.
The assets of the Portfolio S were acquired by the Portfolio L on October 31,
2000.

This report has been prepared for the information of the Shareholders of
Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L.
Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson Value Fund,
Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond
Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free
Income Fund, Inc., and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the
Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

Babson Funds

Jones & Babson, Inc. Distributors
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com